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EXHIBIT 10.4

NOTE PURCHASE OVERRIDE AGREEMENT

        NOTE PURCHASE OVERRIDE AGREEMENT (this "Agreement"), dated as of April 19, 2002, among Crown Pacific Limited Partnership, a Delaware limited partnership (the "Company"), and the Holders party hereto. Capitalized terms used herein have the respective meanings ascribed thereto in Article I hereof.

RECITALS

        WHEREAS, pursuant to the Note Purchase Agreement, dated as of December 1, 1994 (as amended, modified or supplemented from time to time, the "1994 Note Agreement"), between the Company and the purchasers party thereto, the Company issued and such purchasers purchased $275,000,000 aggregate principal amount of the Company's 9.78% Senior Notes due December 1, 2009 (the "1994 Notes");

        WHEREAS, pursuant to the Note Purchase Agreement, dated as of March 15, 1995 (as amended, modified or supplemented from time to time, the "1995 Note Agreement"), between the Company and the purchasers party thereto, the Company issued and such purchasers purchased $25,000,000 aggregate principal amount of the Company's 9.60% Senior Notes due December 1, 2009 (the "1995 Notes");

        WHEREAS, pursuant to the Note Purchase Agreement, dated as of August 1, 1996 (as amended, modified or supplemented from time to time, the "1996 Note Agreement"), between the Company and the purchasers party thereto, the Company issued and such purchasers purchased $91,000,000 aggregate principal amount of the Company's Senior Notes, comprised of 8.01% Senior Notes, Series A, due August 1, 2006, in the aggregate principal amount of $6,490,000, 8.16% Senior Notes, Series B, due August 1, 2011, in the aggregate principal amount of $50,000,000, 8.21% Senior Notes, Series C, due August 1, 2011, in the aggregate principal amount of $19,510,000 and 8.25% Senior Notes, Series D, due August 1, 2013, in the aggregate principal amount of $15,000,000, (the "1996 Notes");

        WHEREAS, pursuant to the Note Purchase Agreement, dated as of December 15, 1997 (as amended, modified or supplemented from time to time, the "1997 Note Agreement" and together with the 1994 Note Agreement, the 1995 Note Agreement and the 1996 Note Agreement, the "Note Agreements"), between the Company and the purchasers party thereto, the Company issued and such purchasers purchased $95,000,000 aggregate principal amount of the Company's Senior Notes, comprised of 7.76% Senior Notes, Series A, due February 1, 2012, in the aggregate principal amount of $15,000,000, 7.76% Senior Notes, Series B, due February 1, 2013, in the aggregate principal amount of $55,000,000, and 7.93% Senior Notes, Series C, due February 1, 2018, in the aggregate principal amount of $25,000,000 (the "1997 Notes", and together with the 1994 Notes, the 1995 Notes and the 1996 Notes, the "Senior Notes");

        WHEREAS, pursuant to the Amended and Restated Credit Agreement, dated as of December 1, 1999, among the Company, the banks from time to time party thereto (the "Banks") and Bank of America, N.A., as agent for such banks (the "Bank Agent") (as amended from time to time but as in effect as of November 7, 2001, the "November 2001 Facility A Credit Agreement"), the Banks made and agreed to make loans to the Company on an unsecured basis (the "Facility A Loans");

        WHEREAS, pursuant to the Amended and Restated Facility B Credit Agreement, dated as of December 1, 1999, among the Company, the banks from time to time party thereto and Bank of America, N.A., as letter of credit issuing bank, swingline bank and as agent for such banks (as amended from time to time, the "Facility B Credit Agreement"), such banks made and agreed to make loans to, and issue letters of credit for the benefit of, the Company (the "Facility B Loans") subject to the provision of liens on certain of its property by the Company;

        WHEREAS, the Company, the Banks and the Bank Agent desire to enter into a Third Amendment to the November 2001 Facility A Credit Agreement (the "Third Amendment") (the

November 2001 Facility A Credit Agreement, as amended by the Third Amendment and as may be further amended, modified or supplemented from time to time in compliance with the terms hereof, the "Facility A Credit Agreement") to be dated on or about the Closing Date;

        WHEREAS, the Company, the Banks, the Bank Agent, the Collateral Agent and the Holders have entered into a certain Intercreditor Agreement;

        WHEREAS, in relation to the execution of the Third Amendment, the Company and the Holders now hereby wish to modify and amend the Note Agreements and the Senior Notes in certain respects, all as set forth in greater detail below.

        NOW, THEREFORE, for valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows, notwithstanding anything to the contrary in the Note Agreements or the Senior Notes:

ARTICLE I
DEFINITIONS

        Terms defined in the applicable Note Agreements and not otherwise defined or modified herein have the respective meanings set forth in the applicable Note Agreements. In addition, as used in this Agreement, the following terms have the meanings specified below:

          "Agreement" means this Note Purchase Override Agreement, as amended, supplemented or otherwise modified from time to time.

          "Average Market Price" means the average (rounded to the nearest full cent) of the Daily Market Price of the Common Units for the ten (10) consecutive NYSE trading days ending on and including the NYSE trading day that is five NYSE trading days prior to the date as of which such Average Market Price is to be determined, appropriately adjusted for any limited partnership interest splits or dividends during such period.

          "Bank Agent" has the meaning set forth in the recitals above.

          "Bank Final Maturity Date" means December 31, 2005.

          "Banks" has the meaning set forth in the recitals above.

          "Banks Advisors Fees" means the reasonable unpaid legal and non-legal expenses (determined without applying to the payment of such expenses the amount of any Banks Advisors Retainers) incurred by the Banks through March 31, 2002, including reasonable legal fees and expenses of Moore & Van Allen, PLLC, as counsel to the Bank Agent, and the fees and expenses of Ernst & Young Corporate Finance LLC, as financial advisor to the Bank Agent's counsel.

          "Banks Advisors Retainers" means the sum of $180,223 advanced by the Company as a retainer for the benefit of Moore & Van Allen PLLC.

          "Banks Fees" means (i) a restructuring fee in the amount of $461,000 and (ii) an amendment fee payable to the Bank Agent in the amount of $150,000.

          "Base Note Interest Rate" means, with respect to any series of Senior Notes, the respective interest rates payable by the Company on the Senior Notes under the applicable Note Agreement as in effect immediately prior to the execution of this Agreement.

          "Closing Date" means the date of this Agreement.

          "Collateral Agent" means Bank of America, N.A., in its capacity as collateral agent under the Intercreditor Agreement, or any successor or replacement collateral agent thereunder.

          "Common Units" means the Common Units representing limited partnership interests in the Partnership as traded on the NYSE.

          "Company" has the meaning set forth in the preamble above.

          "Daily Market Price" means the closing sale price (rounded to the nearest full cent) of the Common Units for such trading day as reported on the NYSE Composite Tape, as reported in The Wall Street Journal.

          "Deferrable Notes Interest" means the portion of interest accruing on the Notes in respect of the Notes Margin.

          "Designated Facility A Loans Prepayments" means the mandatory prepayment of the Facility A Loans required to be made under the Facility A Credit Agreement in the amount of (i) $40 million on January 15, 2004 and (ii) $30 million on June 30, 2005.

          "Effective Date" has the meaning set forth in Article III.

          "Enhanced Interest Rate" means, with respect to any series of Senior Notes, the sum of the applicable Base Note Interest Rate and the Notes Margin.

          "Excluded Payment" has the meaning set forth in Section 2.1(b).

          "Existing Note Agreements" means the Note Agreements as in effect immediately prior to execution of this Agreement.

          "Existing Notes" means the Senior Notes as in effect immediately prior to execution of this Agreement.

          "Facility A Credit Agreement" has the meaning set forth in the recitals above.

          "Facility A Loans" has the meaning set forth in the recitals above and includes any Refinanced Facility A Loans.

          "Facility B Credit Agreement" has the meaning set forth in the recitals above.

          "Facility B Loans" has the meaning set forth in the recitals above.

          "Fitch" means Fitch Ratings, a service of Fitch, Inc., or its successor.

          "Holders" means the holders from time to time of the Senior Notes.

          "Holders Advisors Fees" means the reasonable unpaid legal and non-legal expenses (determined without applying to the payment of such expenses the amount of any Holders Advisors Retainers) of the Holders incurred through March 31, 2002 including the reasonable legal fees and expenses of Debevoise & Plimpton, as counsel to the Holders, the fees and expenses of Nightingale and Associates, LLC as financial advisor to the Holders' counsel and the fees and expenses of Natural Resources Management Corporation, as forestry consultant.

          "Holders Advisors Retainers" means the sum of $100,000 advanced by the Company as a retainer for the benefit of Debevoise & Plimpton, as counsel to the Holders and $150,000 advanced for the benefit of Nightingale & Associates, LLC, as financial advisor to counsel to the Holders.

          "Holders Fees" means the $2,000,000 amendment fee payable in the aggregate to the Holders on the Effective Date, which fee shall be shared among the Holders pro rata based on the principal amounts of each of the Senior Notes outstanding immediately prior to such payment, as set forth in Schedule 1 hereto.

          "Inland Tree Farm Net Proceeds" means the Net Proceeds received by the Company in connection with the Inland Tree Farm Sales.

          "Inland Tree Farm North Sale" means the sale of the property commonly referred to as the Inland Tree Farm North.

          "Inland Tree Farm Sales" means the Inland Tree Farm South Sale and the Inland Tree Farm North Sale.

          "Inland Tree Farm South Net Proceeds" means the Net Proceeds received by the Company in connection with the Inland Tree Farm South Sale.

          "Inland Tree Farm South Sale" means the sale of the property commonly referred to as the Inland Tree Farm South, which sale closed on April 1, 2002.

          "Intercreditor Agreement" means the Intercreditor Agreement, dated as of April 19, 2002, among the Holders, the Banks, the Bank Agent, the Company and the Collateral Agent, as amended, modified or supplemented from time to time.

          "Majority Holders" means, at any time, the holders of at least fifty-one percent (51%) in aggregate principal amount of the Senior Notes (without regard to series) at the time outstanding (exclusive of Senior Notes then owned, directly or indirectly, by any one of more of the Company, the Partnership, or any Subsidiary or Affiliate of the Company or the Partnership, or any officer or director of any thereof), provided, that, if there is then no principal amount of the Senior Notes outstanding, but Make-Whole Amounts are still owing, then "Majority Holders" means the holders of at least fifty-one percent (51%) of such aggregate outstanding Make-Whole Amounts (without regard to series of Senior Notes) then owing (exclusive of any Make-Whole Amounts then owing, directly or indirectly, to any one or more of the Company, the Partnership, or any Subsidiary or Affiliate of the Company or the Partnership, or any officer or director of any thereof).

          "Moody's" means Moody's Investors Service, Inc. or its successor.

          "NAIC" means the National Association of Insurance Commissioners, Securities Valuation Office.

          "Net Proceeds" has the meaning specified in Article I of Exhibit A hereto.

          "1994 Notes" has the meaning specified in the recitals above.

          "1995 Notes" has the meaning specified in the recitals above.

          "Note Agreements" has the meaning set forth in the recitals above.

          "Notes Margin" means 1.00% per annum.

          "November 2001 Facility A Credit Agreement" has the meaning set forth in the recitals above.

          "NYSE" means The New York Stock Exchange, Inc.

          "Original Scheduled Interest Payment Date" means, with respect to a Senior Note, each scheduled interest payment date specified in the respective Existing Note Agreement.

          "Original Scheduled Mandatory Prepayment" means each scheduled amortization payment of principal under Section 5.1 of the respective Existing Note Agreement.

          "Original Scheduled Payment Date" means, with respect to an Original Scheduled Mandatory Prepayment, the due date of such payment provided under Section 5.1 of the respective Existing Note Agreement.

          "Partnership" means Crown Pacific Partners, L.P., a Delaware limited partnership.

          "Permitted Equity Financings" means the net cash proceeds resulting from the issuance and sale by the Partnership of Common Units.

          "Pro-Rata Payment Requirement" means the requirement that any payment of principal by the Company in respect of the Facility A Loans and the Senior Notes shall (i) be shared, as among the Banks and the Holders, pro-rata between the Holders in the aggregate, on the one hand, and the Banks, in the aggregate, on the other hand, based on the aggregate amount of principal (for the avoidance of doubt, not including any accrued interest or Make-Whole Amounts) outstanding under both the Senior Notes and the Facility A Loans, respectively, immediately prior to such payment and (ii) be shared, as among the Senior Notes, pro-rata based on the amount of principal (for the avoidance of doubt, not including any accrued interest or Make-Whole Amounts) outstanding under each of the Senior Notes immediately prior to such payment.

          "Refinanced Facility A Loan" has the meaning specified in Section 2.1(b).

          "Registration Rights Agreement" means that certain Registration Rights Agreement, among the Partnership, the Company and the Holders, substantially in the form attached hereto as Exhibit B, as amended, modified or supplemented from time to time.

          "Requisite Repayment Amounts" has the meaning specified in Section 2.2(b).

          "Responsible Officer" means any of the President, the Chief Executive Officer, the Chief Financial Officer, any Senior Vice President or any Vice President of the Company.

          "Restructured Loans" means the Senior Notes and the Facility A Loans.

          "Restructuring Period" means the period commencing on the Effective Date and ending on the day immediately prior to the Bank Final Maturity Date.

          "Restructuring Period Par Prepayment" has the meaning set forth in Section 2.5(b).

          "Restructuring Period Prepayment" has the meaning set forth in Section 2.5(a).

          "Senior Notes" has the meaning set forth in the recitals above.

          "S&P" means Standard & Poors Rating Services, a division of McGraw-Hill, or its successor.

          "Third Amendment" has the meaning set forth in the recitals above.

ARTICLE II
PAYMENTS DURING RESTRUCTURING PERIOD

2.1    Payments.

        (a)    Inland Tree Farm Proceeds.    Notwithstanding anything to the contrary set forth in the Existing Note Agreements, the Company shall apply the Inland Tree Farm Net Proceeds as follows:

          (i)    On the Effective Date, the first $10,000,000 of the Inland Tree Farm South Net Proceeds shall be applied toward prepayment of principal amounts outstanding immediately prior to such prepayment under the Facility B Loans;

          (ii)  On the Effective Date, after application of the amount set forth in subclause (i) above, (A) 50% of the remainder of such Inland Tree Farm South Net Proceeds shall be applied to prepay principal amounts outstanding on the Senior Notes (together with the Holders Fees and Holders Advisors Fees as described in the proviso to this subclause (ii)), such prepayments of outstanding principal amounts of Senior Notes to be applied ratably among the Senior Notes based on the principal amount outstanding on each of such Senior Notes immediately prior to such prepayment, and (B) 50% of such remainder shall be applied to prepay principal amounts owing on the Facility A Loans (together with Banks Fees and Banks Advisors Fees as described in the proviso to this subclause (ii)) provided that the Banks Fees and the Banks Advisors Fees and the Holders Fees and the Holders Advisors Fees shall be paid from the amounts allocated to the Banks and the Holders, respectively, under this subclause (ii) prior to the application of the remainder of such amounts towards the prepayment of any outstanding principal of the Facility A Loans and the Senior Notes, and provided further, that, prior to payment of any such Inland Tree Farm South Net Proceeds to the Banks and the Holders, the Company may retain (for its own use for general corporate purposes) from such proceeds the amount of the Banks Advisors Retainers from the amount allocated to the Banks and the amount of the Holders Advisors Retainers from the amount allocated to the Holders; and

          (iii)  After the Effective Date, any and all Inland Tree Farm Net Proceeds (excluding those Inland Tree Farm South Net Proceeds which shall have been distributed in accordance with subclauses (i) and (ii) above on the Effective Date and any amounts to be distributed pursuant to Section 2.1(c)), shall be applied as follows: (A) 50% of such Inland Tree Farm Net Proceeds shall be applied to prepay principal amounts outstanding immediately prior to such prepayment on the Senior Notes, such prepayments of outstanding principal amounts on the Senior Notes to be applied ratably among the Senior Notes based on the respective principal amounts outstanding on each of the Senior Notes immediately prior to such prepayment and (B) 50% of such Inland Tree Farm Net Proceeds shall be applied to prepay principal amounts outstanding immediately prior to such prepayment on the Facility A Loans.

        (b)    The Pro-Rata Payment Requirement.    Notwithstanding anything to the contrary provided in the Existing Note Agreements or the Existing Notes, other than as expressly provided in Sections 2.1(a), 2.1(c) and 2.2(b) hereof, all payments of outstanding principal of the Restructured Loans shall be subject to the Pro-Rata Payment Requirement, except that:

            (x)  the cash proceeds of any Permitted Equity Financings may, at the option of the Company, be applied towards prepayment of principal under any of the Facility A Loans or the Senior Notes; provided that any amounts so repaid under this subclause (x) may not be reborrowed and provided, further that any reductions in the outstanding principal amounts of the Restructured Loans pursuant to this subclause (x) shall result in an adjustment to the applicable ratable sharing under the Pro-Rata Payment Requirement with respect to all payments of outstanding principal of the Restructured Loans received thereafter, and provided further, that any prepayment of principal of the Senior Notes that the Company elects to make pursuant to this clause (x) shall be applied ratably among the Senior Notes based on the principal amount outstanding on each of such Senior Notes immediately prior to such prepayment, and

            (y)  the Pro-Rata Payment Requirement shall not apply to any payments on the Facility A Loans from proceeds of any refinancing of the Facility A Loan that is made on terms and conditions which provide for (A) the same or lower Applicable Margin (as defined in the Facility A Credit Agreement as in effect immediately prior to the execution of this Agreement) and the same calculation of base interest rate (i.e., based on the Federal Funds Rate, the Bank Agent's "reference rate" or LIBOR, with the same rights of the Company to choose among them), (B) the same amortization, (C) the same or lower bank fees, and the same or less restrictive covenants and events of default and (D) substantially the same other terms, in each case, as the Facility A Loan in effect immediately prior to execution of this Agreement (taking into account the Third Amendment), and that is expressly made subject to the Intercreditor Agreement (any such refinanced Facility A Loan being referred to as a "Refinanced Facility A Loan" and any such payment permitted under clause (x) of this Section 2.1(b) or this clause (y) being hereinafter referred to as an "Excluded Payment").

        (c)    Repayment of Section 2.1(a)(i) Amount.    On or prior to September 30, 2003, the Company shall pay for application to repayment of the then outstanding principal amounts of the Facility A Loans and the Senior Notes in accordance with Section 3.4(b)(IV)(b) of the Intercreditor Agreement an aggregate amount of $10,000,000, (i) which shall constitute the distribution of the first $10,000,000 of Inland Tree Farm South Net Proceeds, which was initially applied towards prepayment of principal amounts outstanding under the Facility B Loans pursuant to Section 2.1(a)(i) (and, accordingly, shall not be subject to clause (i) of the Pro-Rata Payment Requirement) and (ii) which aggregate amount shall be applied as follows: (A) 50% of such aggregate amount shall be applied to prepay principal amounts outstanding immediately prior to such prepayment on the Senior Notes, such prepayments of outstanding principal amounts on the Senior Notes to be applied ratably among the Senior Notes based on the principal amounts outstanding on each of such Senior Notes immediately prior to such prepayment and (B) 50% of such aggregate amount shall be applied to prepay principal amounts outstanding immediately prior to such prepayment on the Facility A Loans.

        (d)    Interest and Fees.    Notwithstanding anything to the contrary provided in the Existing Note Agreements or the Existing Notes, but subject to Section 2.4 hereof, all payments of interest and fees in respect of the Senior Notes will continue to be paid currently in accordance with the terms of the Note Agreements, respectively, except, for the avoidance of doubt, that payment of Make-Whole Amounts shall be paid as provided in Section 2.5 hereof.

2.2    Mandatory Prepayments.

        (a)    Restructuring Period.    Notwithstanding anything to the contrary provided in the Existing Note Agreements or the Existing Notes, during the Restructuring Period, if the Company makes any payment of principal of the Facility A Loans, including, without limitation, payment of the Designated Facility A Loans Prepayments, but excluding any Excluded Payment and except as otherwise expressly provided in Sections 2.1(a) and 2.1(c), the Company shall at the same time make a mandatory prepayment of principal in respect of the Senior Notes in an amount sufficient and in the manner required to satisfy the Pro-Rata Payment Requirement. Any such prepayment of principal of the Senior Notes shall be made together with accrued and unpaid interest (including any previously deferred Deferrable Notes Interest on such principal amount so prepaid) on such principal amount so prepaid, subject to Section 2.4.

        (b)    Bank Final Maturity Date.    The Company shall on the Bank Final Maturity Date mandatorily prepay in full the then outstanding principal amount of Senior Notes, together with all accrued and unpaid interest thereon (including, without limitation, any previously deferred Deferrable Notes

Interest), deferred Make-Whole Amounts, if any, and Make-Whole Amounts, if any, calculated in respect of such mandatory prepayment, provided that, if on or after July 1, 2005 and prior to July 7, 2005, the Company has delivered to the Holders a letter specifically referring to this Section 2.2(b), informing the Holders that the Senior Notes have been rated investment grade and that the Holders have until August 1, 2005 to exercise their put as described in clause (ii) below, together with a letter from the applicable rating agency to the effect that all of the Senior Notes have an investment grade rating from S&P, Moody's or Fitch or the Senior Notes have received an NAIC No. 2 rating (in each case, taking into account the pro forma effect of a complete refinancing at prevailing market interest rates of all of the Senior Notes and Facility A Loans then outstanding), (i) the requirement that the Senior Notes be mandatorily prepaid in full under this subsection (b) shall not apply and (ii) each Holder shall be entitled at its option, exercisable no later than August 1, 2005, by written notice to the Company, to put to the Company for payment on the Bank Final Maturity Date some or all of its Senior Notes at 100% of the principal amount thereof, plus accrued and unpaid interest thereon (including, without limitation, any previously deferred Deferrable Notes Interest), and deferred Make-Whole Amounts, if any, but without any Make-Whole Amount that would have been calculated in respect of a mandatory prepayment made as of the Bank Final Maturity Date, provided, further that, in the event the Company does not pay in full on the Bank Final Maturity Date the Facility A Loans and all Senior Notes that have been put to the Company for payment, all Original Scheduled Mandatory Prepayments, if any, in respect of Senior Notes (whether or not put to the Company) deferred pursuant to Section 2.3, and all deferred Make-Whole Amounts, if any, together with all accrued and unpaid interest thereon (including, without limitation, any previously deferred Deferrable Notes Interest), (collectively, the "Requisite Repayment Amounts") then all Senior Notes shall then become mandatorily due and payable in full on the Bank Final Maturity Date, together with all Requisite Repayment Amounts and Make-Whole Amounts calculated in respect of such mandatory payment, and provided, further that, from and after the Bank Final Maturity Date, if all Requisite Repayment Amounts have been paid in full on the Bank Final Maturity Date, then (i) the Pro-Rata Payment Requirement shall not apply to any payment made on the Bank Final Maturity Date in respect of any of the Facility A Loans and Senior Notes and shall not require any additional payments to be made on the Bank Final Maturity Date on the Senior Notes not put to the Company and (ii) the Pro-Rata Payment Requirement shall not apply to any payment made after the Bank Final Maturity Date, except with respect to payments made out of Net Proceeds, as to which the Pro-Rata Payment Requirement shall continue to apply. Notwithstanding the foregoing and for the avoidance of doubt, if there is payment of principal of the Facility A Loans that gives rise to a Pro-Rata Payment Requirement on the Senior Notes after any Senior Notes have been put to the Company for payment and prior to their payment on the Bank Final Maturity Date, Section 2.2(a) shall apply to such payment of principal on the Facility A Loans and the Pro-Rata Payment Requirement shall apply with equal force to all Senior Notes, whether or not they have been put to the Company. Any Senior Notes so put to the Company and paid at the Bank Final Maturity Date shall be cancelled and retired and the principal amount corresponding to such retired Senior Notes of any series shall be applied ratably to the remaining amortization payments applicable to Senior Notes of such series. Following the Bank Final Maturity Date, any Senior Notes that have not been put and not become due and payable on the Bank Final Maturity Date shall be subject to amortization as provided in the applicable Note Agreements as such amortization shall have been adjusted in accordance herewith in respect of any prepayments and/or puts of Senior Notes theretofore made.

        2.3    Amortization of Principal.    Provided that no Event of Default shall have occurred and be continuing at the applicable Original Scheduled Payment Date, Original Scheduled Mandatory Prepayments on the Senior Notes due within the Restructuring Period may, at the option of the Company, be deferred to and shall be mandatorily prepayable on the Bank Final Maturity Date, but subject to earlier payment as provided in Sections 2.1 and 2.2 above. Such option shall be exercisable by the Company by notice in writing to the Holders given at least ten (10) Business Days prior to the applicable Original Scheduled Payment Date. Any such deferred principal payments shall continue to accrue interest at the Enhanced Interest Rate, which interest shall be payable on the respective interest payment dates in accordance with Section 2.4.

        2.4    Interest Rate.    (a) From the Effective Date until the date that all principal and Make-Whole Amounts on the applicable Senior Note is paid in full, the outstanding principal amount of each Senior Note shall accrue interest at the applicable Enhanced Interest Rate, provided, that during the Restructuring Period, the Company may, provided that no Event of Default shall have occurred and be continuing, on any Original Scheduled Interest Payment Date, by written notice to the holders of the Senior Notes delivered at least ten (10) Business Days prior to such Original Scheduled Interest Payment Date, elect to defer to the Bank Final Maturity Date all the Deferrable Notes Interest then due. Any Deferrable Notes Interest that is so deferred shall accrue interest on the amount so deferred at the Enhanced Interest Rate, compounded semi-annually, and shall be payable on the Bank Final Maturity Date (whether or not any or all of the Senior Notes are put to the Company pursuant to Section 2.2 above); provided, however, that if the Company prepays principal of the Senior Notes, such prepayment shall be made together with accrued and unpaid interest on such principal amount so prepaid (including any previously deferred Deferrable Notes Interest on such principal amount so prepaid). Any Senior Notes remaining outstanding after the Bank Final Maturity Date shall bear interest at the Enhanced Interest Rate, which shall be payable in cash currently on the Original Scheduled Interest Payment Dates.

          (b)  With respect to each interest payment date occurring on or before the end of the Restructuring Period and with respect to the Bank Final Maturity Date, the Company shall, at least five (5) Business Days prior to each such date, deliver to each Holder an officer's certificate signed by its Responsible Officer specifying a true and correct calculation in reasonable detail of:

            (i)    the amount of Deferrable Notes Interest that the Company has elected to defer on such interest payment date (on an aggregate basis and on each individual Senior Note);

            (ii)  the amount of interest that will have accrued to the respective interest payment date or Bank Final Maturity Date, as the case may be, on the aggregate amount of previously deferred Deferrable Notes Interest (on an aggregate basis and on each individual Senior Note);

            (iii)  the amount of all Make-Whole Amounts deferred since the immediately preceding interest payment date (on an aggregate basis and on each individual Senior Note); and

            (iv)  the amount of interest that will have accrued to the respective interest payment date or Bank Final Maturity Date, as the case may be, on the aggregate amount of deferred Make-Whole Amount (on an aggregate basis and on each individual Senior Note).

        2.5    Make-Whole Amounts.    A Make-Whole Amount shall be calculated, and shall be payable on the applicable prepayment date, in respect of each prepayment of principal on the Senior Notes made, whether during the Restructuring Period (any such prepayment, a "Restructuring Period Prepayment") or thereafter in accordance with the provisions of the applicable Note Agreement (it being understood, for the avoidance of doubt, that principal does not include any accrued interest or Make-Whole Amounts), provided, that:

          (a)  the Make-Whole Amount calculated with respect to a Restructuring Period Prepayment, shall accrue interest at the Enhanced Interest Rate, compounded semi-annually, from the date that the related Restructuring Period Prepayment is made until such Make-Whole Amount is paid, and each Make-Whole Amount, together with such accrued and unpaid interest, shall (i) be subordinated to the payment of principal, interest and certain fees and expenses on the Senior Notes and the Facility A Loans under the terms of the Intercreditor Agreement, and (ii) be payable in full on the Bank Final Maturity Date;

          (b)  any Restructuring Period Prepayment funded by Net Proceeds (after allocation of such prepayment among the Senior Notes in accordance with the Pro-Rata Payment Requirement) shall be further allocated first to any Original Scheduled Mandatory Prepayment occurring prior to or not more than 180 days after the date of such Restructuring Period Prepayment and, to the extent so allocated, shall not be subject to payment of Make-Whole Amount (any such prepayment so allocated to any such Original Scheduled Mandatory Prepayment, a "Restructuring Period Par Prepayment") and, to the extent not so allocable, shall be applied ratably to all remaining maturities (for which Make-Whole Amounts, calculated in accordance with clause (d) below, shall be payable), provided, further, that, to the extent the principal amortization with respect to an Original Scheduled Mandatory Prepayment has been the subject of an allocation in respect of a Restructuring Period Prepayment giving rise to a Restructuring Period Par Prepayment, it may not be the subject of an allocation giving rise to a Restructuring Period Par Prepayment in respect of any later Restructuring Period Prepayment;

          (c)  for purposes of the foregoing clause (b), each Restructuring Period Prepayment funded by the Inland Tree Farm Net Proceeds shall be deemed to have occurred not more than 180 days prior to each Original Scheduled Mandatory Prepayment due December 1, 2002 in respect of the 1994 Notes and the 1995 Notes;

          (d)  on and after the Effective Date, including with respect to any prepayments of principal on the Senior Notes made after the Restructuring Period, any Make-Whole Amount shall be calculated according to the relevant provisions of the Note Agreements based on the amortization schedule and interest rates and payment dates in effect immediately prior to the execution of this Agreement, except that for the purpose of determining the Reinvestment Rate, (i) the applicable interest rate margin shall be 1.50% instead of 0.50% and (ii) the yield shall be the yield reported by Bloomberg Financial Market Service on the display designated as "USD" at 10:00 a.m., New York time (instead of the yield reported by the Telerate Access Service on the display designated "Page 5" at 10:00 a.m., New York time); and

          (e)  with respect to a Make-Whole Amount calculated in respect of a Restructuring Period Prepayment made prior to December 31, 2004, the Company may, provided no Event of Default shall have occurred and be continuing at the time of such Restructuring Period Prepayment, at its option, exercisable by delivering written notice of such option exercise at least ten (10) Business Days prior to the date of such Restructuring Period Prepayment, pay such Make-Whole Amount by delivering by overnight delivery within five (5) Business Days of the date of the applicable Restructuring Period Prepayment to each holder of Senior Notes entitled to payment of such Make-Whole Amount duly authorized, validly issued, fully paid and non-assessable Common Units registered in the name of such holder or its nominee, which Common Units shall have an aggregate value equal to the Make-Whole Amount then due such holder, provided, that the value of such Common Units shall be determined immediately prior to the making of such Restructuring Period Prepayment at the Average Market Price of the Common Units determined as of the date of the applicable Restructuring Period Prepayment, provided, further, that such number of Common Units so determined shall be rounded to the nearest whole number of Common Units.

        With respect to each Restructuring Period Prepayment that the Company has exercised its option to pay such Make-Whole Amounts by delivering Common Units, then the Company shall (in addition to the notice delivery requirements set forth in Section 5 of the respective Note Agreements), at least two (2) Business Days prior to the date of such Restructuring Period Prepayment, deliver to each Holder an officer's certificate signed by a Responsible Officer specifying a true and correct calculation in reasonable detail of:

            (i)    the Average Market Price; and

            (ii)  the number of Common Units to be delivered (on an aggregate basis and with respect to each Senior Note) on the date of such Restructuring Period Prepayment.

ARTICLE III
CONDITIONS TO EFFECTIVENESS

        This Agreement shall become effective upon the later of the execution hereof by the Company and the Holders of all outstanding Senior Notes and the satisfaction (or waiver by the Majority Holders) of each of the following conditions precedent (the "Effective Date"):

        3.1    Representations and Warranties.    The representations and warranties of the Company contained in this Agreement, the Intercreditor Agreement and the Third Amendment that are qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, in each case on the Effective Date (as if made on such date) or as of an earlier date as to which they speak, and the Holders shall have received an officers' certificate of the Company signed by a Responsible Officer to that effect.

        3.2    Receipt of Documents.    The Holders shall have received duly executed original or facsimile counterparts (any such facsimiles to be promptly followed by the originals thereof) of the following documents, each in form and substance satisfactory to the Holders:

          (a)  this Agreement;

          (b)  the Registration Rights Agreement; and

          (c)  the Intercreditor Agreement.

        3.3    Third Amendment.    The execution and effectiveness of the Third Amendment shall have occurred or be occurring contemporaneously as of the Effective Date and the Holders shall have received true and correct copies of the Third Amendment and all related documents.

        3.4    Legal Opinions.    The Holders shall have received the opinions of Skadden, Arps, Meagher & Flom LLP and Ball Janik LLP, as special counsel to the Company addressed to the Holders, in form and substance reasonably satisfactory to the Holders.

        3.5    Section 2.1(a)(ii) Net Proceeds.    The Company shall have paid to the Holders (or to such party as the Holders direct) that portion of the Inland Tree Farm South Net Proceeds payable to the Holders under Section 2.1(a)(ii) hereof, including the Holders Fees and the Holders Advisors Fees (net of any Holders Advisors Retainers in accordance with Section 2.1(a)(ii) hereof). The Company shall have delivered an officer's certificate, in substantially the form attached hereto as Exhibit D, signed by a Responsible Officer certifying as to the gross proceeds of the sale of the Inland Tree Farm South Sale, the Net Proceeds of the Inland Tree Farm South Sale and a detailed list of expenses associated with such sale.

        3.6    Fees and Expenses.    The Company shall have paid to the Holders (or to such party as the Holders direct), their unpaid reasonable expenses incurred from March 31, 2002 through the date hereof in connection with this Agreement including the reasonable legal fees and expenses of Debevoise & Plimpton, as counsel to the Holders and the fees and expenses of Nightingale and Associates, LLC as financial advisor to the Holders' counsel.

        3.7    Defaults.    No Default or Event of Default shall have occurred and be continuing as of the Effective Date or shall occur immediately thereafter after the consummation of transactions contemplated by this Agreement.

        3.8    Other Conditions Precedent.    All conditions under the Intercreditor Agreement required to be satisfied as of the Effective Date shall have been satisfied in accordance with the terms thereof or waived pursuant to the Note Agreements.

        3.9    Other Information.    The Holders shall have received such other opinions, certificates, documents and information with respect to matters related to this Agreement and the transactions contemplated thereby as they may reasonably request.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

        The Company hereby represents and warrants to the Holders, as of the Effective Date, as follows:

          (a)  The execution and delivery by the Company and the Partnership, as applicable, and the performance by the Company and the Partnership, as applicable, of this Agreement, the Registration Rights Agreement, the Intercreditor Agreement and the Third Amendment have been duly authorized by all necessary partnership and other action of the Company or the Partnership, as applicable, and do not and will not require any registration with, consent or approval of, notice to or action (except for satisfaction or waiver of the conditions set forth in Article III hereof) by, any person (including any Governmental Authority) in order to be effective and enforceable. The Note Agreements and the Senior Notes as modified and amended by this Agreement, the Registration Rights Agreement, the Intercreditor Agreement and the Third Amendment constitute the legal, valid and binding obligations of the Company or the Partnership, as applicable, enforceable against it in accordance with their respective terms, without defense, counterclaim or offset except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability whether enforcement is sought in a proceeding at law or in equity.

          (b)  All representations set forth in the form of Closing Certificate attached hereto as Exhibit C (including the representations set forth in Annex B thereto) and all certifications set forth in the form of officer's certificate attached hereto as Exhibit D (in the case of Exhibit D, made without any qualification as to such officer's best knowledge and belief) are true and correct as of the Effective Date and are incorporated herein by reference with the same force and effect as though herein set forth in full.

          (c)  The Company is entering into this Agreement on the basis of its own investigation and for its own reasons, without reliance upon the Holders or any other person.

          (d)  The Net Proceeds of the Inland Tree Farm South Sale which are to be distributed on the Effective Date pursuant to Section 2.1(a) are $121,217,517.

          (f)    Except for the Banks Fees and Banks Advisors Fees, the Company, in connection with the transactions contemplated by this Agreement, has not paid and is not paying any fees to any Bank, the Bank Agent or any of the lenders under the Facility A Credit Agreement or the Facility B Credit Agreement.

ARTICLE V
OTHER MODIFIED PROVISIONS

        5.1    Covenants.    The Company covenants set out in Section 4 of the Existing Note Agreements (other than Sections 4.19 and 4.21, which shall remain in effect) shall be deleted and the affirmative covenants, negative covenants and indemnities set out in Articles II, III and V of Exhibit A hereto (and the definitions related thereto set forth in Article I of Exhibit A hereto) shall be substituted therefor; provided, however, that for the avoidance of doubt, any repurchase of Senior Notes made by the

Company in compliance with Section 2.2(b) hereof shall be deemed to be in compliance with the first sentence of Section 4.19 of the Existing Note Agreements. The references in Section 5.2 of the Existing Note Agreements (i) to the sale of assets under Section 4.10 shall instead refer to Section 3.2(f) of Exhibit A hereto and (ii) to an "Excess Harvest" under Section 4.12 shall instead refer to prepayments required under Section 3.4 of Exhibit A hereto, provided that, notwithstanding the provisions of Section 5.2 of the Existing Note Agreements, such prepayments shall be mandatory prepayments as contemplated by Sections 3.2(f) and 3.4 of Exhibit A hereto and shall give rise to Make-Whole Amounts as contemplated by and calculated in accordance with Section 2.5 hereof. Any reference to "Restricted Subsidiary" in the Existing Note Agreements as amended hereby shall instead refer to "Subsidiary" as defined in Article I of Exhibit A hereto.

        5.2    Events of Default.    The provisions of Section 6.1 of the Existing Note Agreements shall be deleted and the events of default set out in Article IV of Exhibit A hereto (and the definitions related thereto set forth in Article I of Exhibit A hereto) shall be substituted therefor as Events of Default under the respective Note Agreements. The references in Section 6.3 and 6.4 of the Existing Note Agreements to (i) paragraph (a), (b) or (c) of Section 6.1 shall instead refer to paragraph (a) or (b) of Section 4.1 of Exhibit A hereto, (ii) paragraphs (a) through (l) of Section 6.1 shall instead refer to paragraphs (a) through (g) and (j) through (o) of such Section 4.1 and those events described in paragraphs (h) or (i) of such Section 4.1 that are not also described in paragraphs (m), (n) or (o) of Section 6.1, and (iii) paragraphs (m), (n) or (o) of Section 6.1 shall instead refer to paragraphs (h) or (i) of such Section 4.1, exclusive of those events described in paragraphs (h) or (i) of such Section 4.1 that are not also described in such paragraphs (m), (n) or (o) of Section 6.1.

        5.3    Holders Agent Agreement.    At the request of the Majority Holders, the Company shall enter into an agency agreement, in form and substance reasonably satisfactory to the Company, among the Holders, an agent for the Holders and the Company, providing for the administration by such agent on behalf of the Holders of matters relating to the collateral security to be granted pursuant to the Security Instruments (as defined in the Intercreditor Agreement), which agency agreement shall contain customary provisions for indemnification by the Company of the agent and payment by the Company of a reasonable and customary fee to and reimbursement of expenses of the agent.

        5.4    Allonges.    Within 30 days after the Effective Date, the Company shall execute and deliver to each Holder an allonge to its Senior Notes in the form attached hereto as Exhibit E. Failure to comply with this covenant shall be an Event of Default under the respective Note Agreements.

ARTICLE VI
MISCELLANEOUS

        6.1    No Other Amendments or Waivers; Confirmation.    Except as expressly provided herein, the provisions of the Note Agreements and the Senior Notes are and shall remain in full force and effect. The Company hereby ratifies and confirms the Note Agreements and the Senior Notes, as amended and modified hereby, and agrees and confirms that the terms and conditions thereof, as amended and modified hereby, are and shall remain in full force and effect.

        6.2    Consent to Third Amendment.    Each of the Holders signatory hereto hereby acknowledges and agrees that such Holder has been afforded an opportunity to review, and has reviewed, the Third Amendment, and hereby consents to the Company's entry into, and all transactions contemplated by, the Third Amendment.

        6.3    Applicable Law.    THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

        6.4    Counterparts.    This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

        6.5    Transaction Expenses.    The Company will pay all costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel) incurred by the Holders or holder of a Senior Note in connection with the transactions contemplated by this Agreement and in connection with any amendments, waivers or consents under or in respect of any of this Agreement, the Intercreditor Agreement, any of the Note Agreements or the Senior Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under the any of the Note Agreements or the Senior Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with any of the Note Agreements or the Senior Notes, or by reason of being a holder of any Senior Note, and (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated by any of the Note Agreements or the Senior Notes. The Company will pay, and will save you and each other holder of a Senior Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by the Holders).

        6.6    Survival.    All representations and warranties contained herein shall survive the execution and delivery of this Agreement, the transfer by any Holder of any Senior Note or portion thereof or interest therein and the payment of any Senior Note, and may be relied upon by any subsequent holder of a Senior Note, regardless of any investigation made at any time by or on behalf of any Holder or any other holder of a Senior Note.

        6.7    Successors and Assigns.    This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto. The provisions of this Agreement are intended to be for the benefit of the holders of the Senior Notes, from time to time, and shall be enforceable by any such holder, whether or not an express assignment to such holder of rights under this Agreement have been made by any Holder.

        6.8    Amendments, Waivers and Consents.    (a) Any term, covenant, agreement or condition of this Agreement may, with the consent of the Company, be amended and the compliance by the Company therewith may be waived (either generally or in a particular instance in either retroactively or prospectively) if the Company shall have obtained the consent in writing of the Majority Holders, provided that without the written consent of the Holders holding all of the Senior Notes then outstanding, no such amendment or waiver shall be effective (i) which will amend or waive any of the provisions of Article II (except for the provisions in subclauses (A) through (D) of clause (y) of Section 2.1(b), which shall only require written consent of the Required Noteholders (as defined in Article I of Exhibit A hereto)), or (ii) which will change the percentage of Holders required to consent to any such amendment or waiver under this Section, and provided further that without the written consent of the Required Noteholders (as defined in Article I of Exhibit A hereto), no such amendment or waiver shall be effective which will amend or waive any of the covenants incorporated into the Note Agreements in Exhibit A hereto or Events of Default incorporated into the Note Agreements in Exhibit A hereto.

          (b)  So long as there are any Senior Notes outstanding, the Company will not solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Agreement or the Senior Notes unless each Holder (irrespective of the amount of Senior Notes then owned by it) shall be informed thereof by the Company and shall be afforded the opportunity of considering the same and shall be supplied by the Company with sufficient information to enable it to make an informed decision with respect thereto. The Company will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any Holder as consideration for or as inducement to entry into by any Holder of any waiver or amendment of any of the terms and provisions of this

  Agreement or the Senior Notes unless such remuneration is concurrently paid, on the same terms, ratably to the Holders.

          (c)  Any such amendment or waiver shall apply equally to all of the Holders and shall be binding upon them, upon each future Holder and upon the Company, whether or not such Senior Note shall have been marked to indicate such amendment or waiver. No such amendment or waiver shall extend to or affect any obligation not expressly amended or waived or impair any right or consequence thereon.

        6.9    Severability.    Should any part of this Agreement for any reason be declared invalid, such decision shall not affect the validity of any remaining portion, which remaining portion shall remain in force and effect as if this Agreement had been executed with the invalid portion thereof eliminated.

        6.10    Captions.    The descriptive headings of the various Sections or parts of this Agreement are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

        6.11    Release.    Each of the Company and the Partner Entities (as defined in Article I of Exhibit A hereto) hereby releases the Holders and their respective officers, employees, representatives, Affiliates, advisors, agents, trustees, managers, counsel, and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act on or prior to the date hereof.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

CROWN PACIFIC LIMITED PARTNERSHIP
By:	CROWN PACIFIC MANAGEMENT LIMITED PARTNERSHIP, its General Partner
	By:	HS Corp. of Oregon, its General Partner
		By:	/s/ ROGER L. KRAGE Name: Roger L. Krage Title: SVP/General Counsel

Holders
ALLSTATE LIFE INSURANCE COMPANY
By	/s/ RHONDA L. HOPPS Name: Rhonda L. Hopps Title: Authorized Signatory
By	/s/ RONALD A. MENDEL Name: Ronald A. Mendel Title: Authorized Signatory
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
By	/s/ RHONDA L. HOPPS Name: Rhonda L. Hopps Title: Authorized Signatory
By	/s/ RONALD A. MENDEL Name: Ronald A. Mendel Title: Authorized Signatory

AMERICAN GENERAL ANNUITY INSURANCE COMPANY (formerly WESTERN NATIONAL LIFE INSURANCE COMPANY)
By:	AIG Global Investment Corp, as Investment Advisor
	By	/s/ DOUGLAS H. ALLEN Name: Douglas H. Allen Title: Vice President

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
By	CIGNA Investments, Inc.
By	/s/ STEPHEN A. OSBORN Name: Stephen A. Osborn Title: Managing Director

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
By	/s/ SVERKER JOHANSSON Name: Sverker Johansson Title: Investment Officer

GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY
By	/s/ JON M. LUCIA Name: Jon M. Lucia Title: Investment Officer

JOHN HANCOCK LIFE INSURANCE COMPANY
By	/s/ E. KENDALL HINES, JR. Name: E. Kendall Hines, Jr. Title: Managing Director
JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
By	/s/ E. KENDALL HINES, JR. Name: E. Kendall Hines, Jr. Title: Authorized Signatory
COMMONWEALTH OF PENNSYLVANIA STATE EMPLOYEES' RETIREMENT SYSTEM
By:	John Hancock Life Insurance Company, as Investment Adviser
By	/s/ E. KENDALL HINES, JR. Name: E. Kendall Hines, Jr. Title: Managing Director

MELLON BANK, N.A., solely in its capacity as Trustee for the Bell Atlantic Master Trust, (as directed by John Hancock Life Insurance Company), and not in its individual capacity
By	/s/ CAROLE BRUNO. Name: Carol Bruno Title: Authorized Signatory
MELLON BANK, N.A., solely in its capacity as Trustee for the Long Term Investment Trust, (as directed by John Hancock Life Insurance Company), and not in its individual capacity
By	/s/ CAROLE BRUNO Name: Carole Bruno Title: Authorized Signatory

LIFE INVESTORS INSURANCE COMPANY OF AMERICA
By	/s/ GREGORY W. THEOBALD Name: Gregory W. Theobald Title: Vice President & Asst. Secretary
TRANSAMERICA LIFE INSURANCE COMPANY (formerly known as PFL LIFE INSURANCE COMPANY)
By	/s/ GREGORY W. THEOBALD Name: Gregory W. Theobald Title: Vice President & Asst. Secretary
AUSA LIFE INSURANCE COMPANY, INC.
By	/s/ GREGORY W. THEOBALD Name: Gregory W. Theobald Title: Vice President & Asst. Secretary
MONUMENTAL LIFE INSURANCE COMPANY
By	/s/ GREGORY W. THEOBALD Name: Gregory W. Theobald Title: Vice President & Asst. Secretary

THE MANHATTAN LIFE INSURANCE COMPANY
By	/s/ DANIEL GEORGE Name: Daniel George Title: President

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By	/s/ STEVEN J. KATZ Name: Steven J. Katz
	Title:	Second Vice President and Associate General Counsel

MINNESOTA LIFE INSURANCE COMPANY
By:	Advantus Capital Management, Inc.
	By	/s/ DAVID SCHULTZ Name: David Schultz Title: Vice President
MTL INSURANCE COMPANY
By:	Advantus Capital Management, Inc.
	By	/s/ DAVID SCHULTZ Name: David Schultz Title: Vice President

METROPOLITAN LIFE INSURANCE COMPANY
By	/s/ JACQUELINE D. JENKINS Name: Jacqueline D. Jenkins Title: Managing Director

THE OHIO NATIONAL LIFE INSURANCE COMPANY
By	/s/ MICHAEL A. BOEDEKER Name: Michael A. Boedeker Title: Senior Vice President, Investments
OHIO NATIONAL LIFE ASSURANCE CORPORATION
By	/s/ MICHAEL A. BOEDEKER Name: Michael A. Boedeker Title: Senior Vice President, Investments

PROVIDENT LIFE AND ACCIDENT INSURANCE COMPANY
By:	Provident Investment Management, LLC, Its Agent
By	/s/ BEN MILLER Name: Ben Miller Title: Vice President

REASSURE AMERICA LIFE INSURANCE COMPANY
By:	Swiss Re Asset Management (Americas) Inc., as Attorney-In-Fact
By	/s/ JOHN H. DEMALLIE Name: John H. DeMallie Title: Assistant Vice President

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
By	/s/ ROI G. CHANDY Name: Roi G. Chandy Title: Director, Special Situations

THE UNION CENTRAL LIFE INSURANCE COMPANY
By:	Summit Investment Partners, Inc., its Investment Advisor
By	/s/ DAVID M. WEISENBURGER Name: David M. Weisenburger Title: Portfolio Manager

WASHINGTON NATIONAL LIFE INSURANCE COMPANY
By:	Conseco Capital Management, Inc., acting as Investment Advisor
By	/s/ ERIC JOHNSON Name: Eric Johnson Title: Vice President

THE NORTHERN TRUST COMPANY, as Trustee for the Lucent Technologies Inc. Master Pension Trust
By:	John Hancock Life Insurance Company, as Investment Advisor
By	/s/ C. WHITNEY HILL Name: C. Whitney Hill Title: Director

The provisions of Section 6.11 of the foregoing Agreement are accepted and agreed:
HS CORP. OF OREGON
By:	/s/ ROGER L. KRAGE Name: Roger L. Krage Title: SVP/General Counsel
FTI HOLDINGS, L.P.
By:	FREMONT GROUP, L.L.C., its General Partner
	By:	FREMONT INVESTORS, INC., its Non-Member Manager
		By:	/s/ R.S. KOPF Name: R. S. Kopf Title: Managing Director—Operations, General Counsel and Secretary
CROWN PACIFIC MANAGEMENT LIMITED PARTNERSHIP,
By:	HS Corp. of Oregon, its General Partner
	By:	/s/ ROGER L. KRAGE Name: Roger L. Krage Title: SVP/General Counsel

CROWN PACIFIC PARTNERS, L.P.
By:	CROWN PACIFIC MANAGEMENT LIMITED PARTNERSHIP, its General Partner
	By:	HS Corp. of Oregon, its General Partner
		By:	/s/ ROGER L. KRAGE Name: Roger L. Krage Title: SVP/General Counsel

Schedule 1 to
Note Purchase
Override Agreement

Note No.	Name	Amendment Fee Payment From Inland South (in actual $'s)
9.78% Senior Notes due 2002-2009
1, 2	John Hancock Mutual Life Ins	275,720.16
4	Mellon Bank Tree for NYNHY	16,460.91
6	Bankers United Life Assur Co	28,806.58
7	PFL Life Insurance Co	20,576.13
9	Life Investors Ins Co of America	12,345.68
10	AUSA Life Insurance Co	12,345.68
11	Monumental Life Insurance Co	12,345.68
12	Great Northern Insured Annuity	102,880.66
13 & 36	Mass Mutual Life Insurance Co	63,786.01
14 & 37	Mass Mutual Life Insurance Co	39,094.65
15	Teachers Ins & Annuity Assoc	82,304.53
17	Allstate Life Insurance Co	4,115.23
18	Allstate Life Insurance Co	16,460.91
19	Allstate Life Insurance Co	41,152.26
21	The Ohio Nat'l Life Insurance Co	41,152.26
23	The Union Central Life Ins Co	20,576.13
55	Strafe & Co.	4,115.23
54	Metropolitan Life	24,691.36
44	Conseco Capital Management	12,345.68
46	Western National Life Ins Co	123,456.79
47	Teachers Ins & Annuity Assoc	28,806.58
48	Equitable Life Insurance Co	74,074.07
50	AUSA Life Insurance Co	16,460.91
51	Mellon Bank Tree for AT&T	5,246.91
52	Mellon Bank Tree for BOOTH	11,213.99
53	Hare & Co	41,152.26

Total		1,131,687.24
9.60% Senior Notes due 2002-2009
1	Teachers Ins & Annuity Assoc	82,304.53
3	Provident Life & Accident Ins Co	20,576.13

		102,880.66
7.80% Senior Notes due 2010-2018
Series A
1-A	John Hancock Mutual Life Ins	24,691.36
2-A	Teachers Ins & Annuity Assoc	37,037.04

		61,728.40

S-1

7.80% Senior Notes due 2010-2018
Series B
1-B	John Hancock Mutual Life Ins	24,691.36
2-B	Connecticut Life	13,168.72
3-B	Connecticut Life	12,345.68
4-B	Connecticut Life	24,691.36
5-B	Connecticut Life	17,333.33
6-B	Connecticut Life	14,765.43
7-B	General Electric Capital	61,728.40
8-B	Minnesota Life	32,921.81
9-B	Mutual Life	4,115.23
10-B	Ohio Life	20,576.13

		226,337.45
7.80% Senior Notes due 2010-2018
Series C
1-C	John Hancock Mutual Life Ins	49,382.72
1-C3	Investors Bank & Trust Co	12,345.68
2-C	Provident Life & Accident Ins Co	41,152.26

		102,880.66
8.17% Senior Notes due 2003-2013
Series A
R-A-2	The Equitable Life	26,707.82

		26,707.82
8.17% Senior Notes due 2003-2013
Series B
R-B-1	John Hancock Mutual Life Ins	59,670.78
R-B-2	John Hancock Mutual Life Ins	30,864.20
R-B-4	Teachers Ins & Annuity Assoc	102,880.66
R-B-5	John Hancock Mutual Life Ins	12,345.68

		205,761.32
8.17% Senior Notes due 2003-2013
Series C
R-C-1	Teachers Ins & Annuity Assoc	16,460.91
R-C-2	Allstate Life Insurance Co	36,666.67
R-C-3	Allstate Life Insurance Co	9,053.50
R-C-4	Allstate Life Insurance Co	18,107.00

		80,288.07
8.17% Senior Notes due 2003-2013
Series D
R-D-2	Provident Life & Accident Ins Co	61,728.40

		61,728.40
Total Senior Notes		$2,000,000.00

S-2

Exhibit C to
Note Purchase
Override Agreement

CROWN PACIFIC LIMITED PARTNERSHIP
CLOSING CERTIFICATE

To the Holders named
in Schedule I attached hereto

Ladies and Gentlemen:

        This certificate is the certificate referred to in Article IV(b) of the Note Purchase Override Agreement, dated as of April 19, 2002 (the "Agreement"), entered into by the undersigned, Crown Pacific Limited Partnership, a Delaware limited partnership (the "Company"), with the Holders named therein. Unless otherwise indicated herein, capitalized terms used herein shall have the same meanings as in the Note Agreements (as defined in the Agreement), as modified by the Agreement.

        The Company hereby represents and warrants to you on the date hereof as follows:

        (1)    Subsidiaries.    The Company has no Subsidiaries.

        (2)    Organization and Authority.    (a) The Company:

            (i)    is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware;

            (ii)  has all requisite power and authority and all necessary licenses and permits to own and operate its Properties and to carry on its business as now conducted and as presently proposed to be conducted;

            (iii)  is duly licensed or qualified and is in good standing as a foreign partnership (to the extent qualification as a foreign partnership is permitted by statute) in each jurisdiction wherein the failure to be so qualified would have a material adverse effect on the business, operations or financial condition of the Company; and

            (iv)  does not believe that the inability of the Company to qualify as a foreign partnership in any state in which such qualification is not permitted by law will have a material adverse effect on the business, operations or financial condition of the Company.

          (b)  Annex A attached hereto states the name of each Person holding either a General Partnership Interest or Limited Partnership Interest in the Company.

        (3)    Representations and Warranties of Managing General Partner.    The representations and warranties of the Managing General Partner given to you in its Certificate of even date herewith, attached as Annex B hereto, are true and correct.

        (4)    Financial Statements.    (a) The unaudited balance sheet of the Company as of December 31, 2001 and the unaudited statements of operations, of changes in partners' capital and of cash flows of the Company for the year ended December 31, 2001, each attached hereto as Annex C, have been prepared in accordance with GAAP consistently applied except as therein noted, are correct and complete and present fairly, in all material respects, the financial position of the Company as of such date and the results of its operations and cash flows for such period, subject only to audit adjustments.

          (b)  Since December 31, 2001, there has been no change in the condition, financial or otherwise, of the Company as shown on the balance sheet of the Company as of such date, except changes in the ordinary course of business, none of which individually or in the aggregate has been materially adverse.

        (5)    Indebtedness.    Annex D attached hereto correctly describes all Funded Debt (other than Capitalized Rentals), Current Debt and Capitalized Rentals of the Company outstanding as of the date hereof.

        (6)    Pending Litigation.    There are no proceedings pending, or to the knowledge of the Company threatened, against or affecting the Company or the Managing General Partner in any court or before any governmental authority or arbitration board or tribunal which if adversely determined would materially and adversely affect the business, profits or financial condition of the Company or the ability of the Company to perform the Agreement or the Note Agreements and comply with its obligations under the Senior Notes (as defined in the Agreement), each as modified by the Agreement. The Company is not in default with respect to any order of any court, governmental authority or arbitration board or tribunal.

        (7)    Title to Properties.    The Company has good and marketable title in fee simple (or its equivalent under applicable law) to all material parcels of real property it purports to own and has good and marketable title to all the other Property it purports to own subject to no Liens other than Liens permitted by the Note Agreements, as modified by the Agreement, or by the Intercreditor Agreements, the Facility A Credit Agreement or the Facility B Credit Agreement (as such terms are defined in the Agreement), or the Security Instruments (as defined in the Intercreditor Agreement).

        (8)    Power and Authority; No Conflicts.    The compliance by the Company with all of the provisions of the Agreement and the Note Agreements and the Senior Notes (as defined in the Agreement), each as modified by the Agreement:

          (a)  are within the partnership powers of the Company; and

          (b)  will not result in the violation of any provisions of any law or any order of any court or governmental authority or agency and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or (except pursuant to the Intercreditor Agreement, the Facility A Credit Agreement or the Facility B Credit Agreement or the Security Instruments (as defined in the Intercreditor Agreement)) result in the creation of any Lien upon any Property of the Company under the provisions of, any agreement or any indenture or other instrument to which the Company is a party or by which it may be bound.

        (9)    No Defaults.    No Default or Event of Default (after giving effect to the Agreement) has occurred and is continuing. Except as disclosed on Annex E hereto, no default or event of default (after giving effect to the Third Amendment (as defined in the Agreement)) has occurred and is continuing under the Facility A Credit Agreement or the Facility B Credit Agreement, or under any instrument or instruments or agreements (i) under and subject to which any Current Debt or Funded Debt has been issued, or (ii) pursuant to which the Company has any material obligations; and no event has occurred and is continuing under the provisions of any such instrument or agreement which with the lapse of time or the giving of notice, or both, would constitute an event of default thereunder. The Company is not in violation in any respect of any terms of the Partnership Agreement.

        (10)    No Materially Adverse Contracts.    The Company is not a party to, or bound or affected by, any contract or agreement or subject to any judgment, order, writ, injunction, rule or regulation or decree or other action of any court or other governmental authority or agency, or the award of any arbitrator, or any charter or contractual restriction that materially adversely affects or in the future may (so far as the Company can now reasonably foresee based on facts known to the Company) materially adversely affect the business, Properties, profits, or financial condition of the Company.

        (11)    Taxes.    All tax returns required to be filed by the Company or the Predecessor Partnerships in any jurisdiction have, in fact, been filed, and all taxes, assessments, fees and other governmental charges upon the Company or the Predecessor Partnerships or upon any of their respective Properties, income or franchises, which are shown to be due and payable in such returns have been paid. The

Company does not know of any material proposed additional tax assessment against it or the Predecessor Partnerships for which adequate provision has not been made on its accounts and no material controversy in respect of additional income taxes due is pending or to the knowledge of the Company threatened. The provisions for taxes on the books of the Company are adequate for all open years, and for its current fiscal period.

        (12)    Compliance with Law.    The Company:

          (a)  is not, to the knowledge of the Company after due inquiry, in violation of any laws, ordinances, governmental rules or regulations to which it is subject, or

          (b)  has not failed to obtain any license, permit, franchise or other governmental authorization (and in the case of any temporary permits, application for permanent permits have been made and are pending) necessary to the ownership or operation of its Property or to the conduct of its business, which violation or failure to obtain would materially adversely affect the business, profits, Properties or financial condition of the Company.

        (13)    Patents and Trademarks.    The Company owns or possesses all the patents, trademarks, trade names, service marks, copyrights, licenses and rights with respect to the foregoing necessary for the present and planned future conduct of its business, without any known conflict with the rights of others.

        (14)    Employee Retirement Income Security Act of 1974.    The consummation of the transactions provided for in the Agreement and the Note Agreements, as modified by the Agreement, and compliance by the Company with the provisions thereof will not involve any prohibited transaction within the meaning of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended. Each Plan complies in all material respects with all applicable statutes and governmental rules and regulations, and (a) no Reportable Event has occurred and is continuing with respect to any Plan, (b) neither the Company nor any ERISA Affiliate has withdrawn from any Multiemployer Plan or instituted steps to do so, and (c) no steps have been instituted to terminate any Plan. No condition exists or event or transaction has occurred in connection with any Plan which could result in the incurrence by the Company or any ERISA Affiliate of any material liability, fine or penalty. No Plan maintained by the Company or any ERISA Affiliate, nor any trusts created thereunder, have incurred any "accumulated funding deficiency" as defined in Section 302 of ERISA nor does the present value of all benefits vested under all Plans exceed, as of the last annual valuation date, the value of the assets of the Plans allocable to such vested benefits. Neither the Company nor any ERISA Affiliate has any contingent liability with respect to any post-retirement "welfare benefit plan" (as such term is defined in ERISA) that could reasonably be expected to have a material adverse affect on the business, profits or financial condition of the Company.

        (15)    Environmental and Natural Resource Matters.    Except as disclosed in the reports listed on Annex F attached hereto, none of which disclosures could materially adversely affect the business, profits, Properties or financial condition of the Company, to the knowledge of the Company after due inquiry:

          (a)  neither the Company nor its Properties are in material violation of any applicable Environmental and Natural Resource Law;

          (b)  the Company has obtained all material Governmental Approvals required for its current operations and its Properties by any applicable Environmental and Natural Resource Law;

          (c)  there is no and has never been a material Release or threatened material Release or disposal of any Hazardous Material at the Properties of the Company; to the knowledge of the

  Company, its Properties are not adversely affected by any Release or threatened Release originating or emanating from any other Property;

          (d)  the Properties of the Company do not contain and have not contained any: (i) underground storage tank, (ii) material amounts of asbestos containing building material, (iii) any landfills or dumps, (iv) hazardous waste treatment, storage or disposal facility as defined pursuant to RCRA or any comparable state law, or (v) site on or nominated for the National Priority List promulgated pursuant to CERCLA or any state priority list promulgated pursuant to any comparable state law;

          (e)  the Company is not subject to any material liability for response or corrective action, natural resource damage or other harm pursuant to CERCLA, RCRA or any comparable state law; the Company is not subject to, has no notice or knowledge of and is not required to give any notice of any Environmental and Natural Resource Claim arising from the Company, its operations, its Properties or any other property previously owned or operated by the Company or its predecessors (including without limitation the Predecessor Partnerships, but excluding predecessors of the Company only with respect to title to such property); there are no conditions or occurrences at the Properties of the Company which could reasonably form the basis for an Environmental and Natural Resource Claim against the Company or its Properties;

          (f)    the Properties of the Company are not subject to, and the Company has no knowledge of any imminent, material restriction on its ownership, occupancy, use, productivity or transferability (i) in connection with any Release, threatened Release or disposal of a Hazardous Material, or Environmental and Natural Resource Law or (ii) as a consequence of any Harvest/Yield Restriction;

          (g)  in connection with any acquisition of real properties by the Company or its predecessors, the Company or its predecessors (including without limitation the Predecessor Partnerships, but excluding predecessors of the Company only with respect to title to such property) conducted due and diligent inquiry of any environmental liability of, compliance with any applicable Environmental and Natural Resource Law of and the environmental condition of such acquired Properties, which due and diligent inquiry (i) constituted at the time of such acquisition all appropriate inquiry into the previous ownership and uses of such Property consistent with good commercial or customary practice in an effort to minimize liability, and (ii) constituted at the time of such acquisition the due diligence a reasonable and prudent purchaser would have conducted as to environmental, health and safety matters, when acquiring similar Properties.

Dated: April 19, 2002
CROWN PACIFIC LIMITED PARTNERSHIP
	By:	CROWN PACIFIC MANAGEMENT LIMITED PARTNERSHIP, its General Partner
		By:	HS Corp. of Oregon, its General Partner
			By:	/s/ ROGER L. KRAGE Name: Roger L. Krage Title: SVP/General Counsel

Schedule I to
Closing Certificate of
Crown Pacific Limited Partnership

Holders of Senior Notes of
Crown Pacific Limited Partnership

1.
John Hancock Life Insurance Company

2.
John Hancock Variable Life Insurance Company

3.
Mellon Bank, N.A., as Trustee for Long-Term Investment Trust

4.
Mellon Bank, N.A., as Trustee for the Bell Atlantic Master Pension Trust

5.
The Northern Trust Company, as Trustee for the Lucent Technologies Inc. Master Pension Trust

6.
Commonwealth of Pennsylvania State Employees' Retirement System

7.
General Electric Capital Assurance Company

8.
Teachers Insurance and Annuity Association of America

9.
Minnesota Life Insurance Company

10.
MTL Insurance Company

11.
The Ohio National Life Insurance Company

12.
Ohio National Life Assurance Corporation

13.
Provident Life & Accident Insurance Company

14.
Connecticut General Life Insurance Company

15.
AUSA Life Insurance Company

16.
Life Investors Insurance Company of America

17.
Monumental Life Insurance Company

18.
Transamerica Life Insurance Company

19.
American General Annuity Insurance Company

20.
Massachusetts Mutual Life Insurance Company

21.
Allstate Life Insurance Company

22.
Allstate Life Insurance Company of New York

23.
Metropolitan Life Insurance Company

24.
Reassure America Life Insurance Company

25.
The Equitable Life Assurance Society of the United States

26.
The Union Central Life Insurance Company

27.
The Manhattan Life Insurance Company

28.
Washington National Life Insurance Company

C-1

Annex A to
Closing Certificate of
Crown Pacific Limited Parnership

General Partnership Interest:
Crown Pacific Management, L.P.	1.0101% GP Interest
Limited Partnership Interest:
Crown Pacific Partners, L.P.	96.4776% LP Interest
CP Acquisition, Inc.	0.7781% LP Interest
CP Acquisition II, Inc.	1.4849% LP Interest
CP Acquisition III, Inc.	0.2493% LP Interest

Annex B to
Closing Certificate of
Crown Pacific Limited Parnership

CROWN PACIFIC MANAGEMENT LIMITED PARTNERSHIP
CLOSING CERTIFICATE

To the Holders named
in Schedule I attached hereto

Ladies and Gentlemen:

        This certificate is delivered to you as part of the Closing Certificate of the Company referred to in Article IV(b) of the Note Purchase Override Agreement, dated as of April 19, 2002 (the "Agreement"), entered into by Crown Pacific Limited Partnership, a Delaware limited partnership (the "Company"), with the Holders named therein. Unless otherwise indicated herein, capitalized terms used herein shall have the same meanings as in the Note Agreements (as defined in the Agreement), as modified by the Agreement.

        Crown Pacific Management Limited Partnership, a Delaware limited partnership and the managing general partner of the Company (the "Managing General Partner"), hereby represents and warrants to you on the date hereof as follows:

        (1)    Subsidiaries.    The Managing General Partner has no Subsidiaries.

        (2)    Organization and Authority.    (a) The Managing General Partner:

            (i)    is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware;

            (ii)  has all requisite power and authority and all necessary licenses and permits to own and operate its Properties and to carry on its present business as now conducted and as presently proposed to be conducted;

            (iii)  is duly licensed or qualified and is in good standing as a foreign partnership (to the extent qualification as a foreign partnership is permitted by statute) in each jurisdiction wherein the failure to be so qualified would have a material adverse effect on the Properties, business, prospects, profits or financial condition of the Managing General Partner; and

            (iv)  has the power and authority under the Partnership Agreement of the Company to execute and deliver on behalf of the Company the Agreement and the other certificates and agreements to be delivered by the Company in connection with the transactions contemplated by the Agreement.

          (b)  Annex A attached hereto states the name of each Person holding either a General Partnership Interest or Limited Partnership Interest in the Managing General Partner.

        (3)    No Conflicts.    The execution and delivery by the Managing General Partner on behalf of the Company of the Agreement and the other certificates and agreements to be delivered by the Company in connection with the transactions contemplated by the Agreement do not and will not contravene any law or order of any court or governmental authority or agency applicable to or binding on the Managing General Partner or contravene the provisions of, or constitute a default under, its limited partnership agreement or any indenture, mortgage, contract or any agreement or instrument to which the Managing General Partner is a party or by which it or any of its Property may be bound or affected.

        (4)    Pending Litigation.    There are no proceedings pending, or to the knowledge of the Managing General Partner threatened, against or affecting the Managing General Partner, in any court or before any governmental authority or arbitration board or tribunal which if adversely determined would materially and adversely affect the Properties, business, profits or financial condition of the Managing General Partner. The Managing General Partner is not in default with respect to any order of any court, governmental authority or arbitration board or tribunal.

        (5)    No Defaults.    The Managing General Partner is not in default in the payment of principal or interest on any Indebtedness, is not in violation in any respect of any terms of its limited partnership agreement and is not in default under any instrument or instruments or agreements under and subject to which any Indebtedness has been issued, and no event has occurred and is continuing under the provisions of any such instrument or agreement which with the lapse of time or the giving of notice, or both, would constitute an event of default thereunder.

        (6)    Compliance with Law.    The Managing General Partner:

            (i)    is not in violation of any laws, ordinances, governmental rules or regulations to which it is subject, and

            (ii)  has not failed to obtain any license, permit, franchise or other governmental authorization (and in the case of any temporary permits, application for permanent permits have been made and are pending) necessary to the ownership or operation of its Property or to the conduct of its business, which violation or failure to obtain might materially adversely affect the Properties, business, profits or financial condition of the Managing General Partner.

Dated: April 19, 2002
CROWN PACIFIC MANAGEMENT LIMITED PARTNERSHIP
	By:	HS Corp. of Oregon, its General Partner
		By:	/s/ ROGER L. KRAGE Name: Roger L. Krage Title: SVP/General Counsel

Schedule I to
Closing Certificate of
Crown Pacific Management Limited Partnership

Holders of Senior Notes of
Crown Pacific Limited Partnership

1.
John Hancock Life Insurance Company

2.
John Hancock Variable Life Insurance Company

3.
Mellon Bank, N.A., as Trustee for Long-Term Investment Trust

4.
Mellon Bank, N.A., as Trustee for the Bell Atlantic Master Pension Trust

5.
The Northern Trust Company, as Trustee for the Lucent Technologies Inc. Master Pension Trust

6.
Commonwealth of Pennsylvania State Employees' Retirement System

7.
General Electric Capital Assurance Company

8.
Teachers Insurance and Annuity Association of America

9.
Minnesota Life Insurance Company

10.
MTL Insurance Company

11.
The Ohio National Life Insurance Company

12.
Ohio National Life Assurance Corporation

13.
Provident Life & Accident Insurance Company

14.
Connecticut General Life Insurance Company

15.
AUSA Life Insurance Company

16.
Life Investors Insurance Company of America

17.
Monumental Life Insurance Company

18.
Transamerica Life Insurance Company

19.
American General Annuity Insurance Company

20.
Massachusetts Mutual Life Insurance Company

21.
Allstate Life Insurance Company

22.
Allstate Life Insurance Company of New York

23.
Metropolitan Life Insurance Company

24.
Reassure America Life Insurance Company

25.
The Equitable Life Assurance Society of the United States

26.
The Union Central Life Insurance Company

27.
The Manhattan Life Insurance Company

28.
Washington National Life Insurance Company

Annex A to
Closing Certificate of
Crown Pacific Management Limited Partnership

General Partnership Interest:
HS Corp of Oregon	0.3% GP Interest
FTI Holdings LP	0.7% GP Interest
Limited Partnership Interest:
Peter W. Stott	23.2% LP Interest
Roger L. Krage	1.9% LP Interest
FTI Holdings LP	73.9% LP Interest

Annex D to
Closing Certificate of
Crown Pacific Limited Partnership

SCHEDULE OF FUNDED DEBT, CURRENT DEBT
AND CAPITALIZED LEASES (1)

FUNDED DEBT:
9.78% Senior Notes	$275,000,000
9.60% Senior Notes	25,000,000
8.17% Senior Notes	91,000,000
7.80% Senior Notes	95,000,000
Bank Acquisition Facility	199,300,000
Bank Working Capital Facility	24,500,000
CURRENT DEBT:
None.
CAPITALIZED LEASES:
None.

(1)
As of the date hereof, prior to execution of the Agreement, the Intercreditor Agreement, the Facility A Credit Agreement or the Facility B Credit Agreement (as such terms are defined in the Agreement).

Annex E to
Closing Certificate of
Crown Pacific Limited Partnership

Capitalized terms used in this Annex E but not defined in the Agreement have the respective meanings set forth in the Facility A Credit Agreement and the Facility B Credit Agreement (as such terms are defined in the Agreement).

        Due to ongoing negotiations between the Banks and the Holders, the Company was unable to complete and deliver to the Bank Agent pursuant to Section 6.1 of the Facility A Credit Agreement and the Facility B Credit Agreement a copy of the audited consolidated balance sheet of the Company and its subsidiaries as at the end of December 31, 2001 and the related consolidated statements of income or operations, partners' equity and cash flows for December 31, 2001, and, accordingly, the Company was unable to submit a certificate of the Independent Auditor stating that in making the examination necessary therefore no knowledge was obtained of any Default or Event of Default.

Annex F to
Closing Certificate of
Crown Pacific Limited Partnership

ENVIRONMENTAL REPORTS

        The following reports contain disclosures with respect to environmental matters described in paragraph (15) of the Company's Closing Certificate.

        With respect to certain facilities related to or in the vicinity of the closed Long Lake sawmill in Spokane, Washington (which property has been sold by the Company), those matters described in:

  1.
  Phase I Environmental Site Assessment (September 13, 1993).

  2.
  Environment Compliance Audit (October 13, 1993).

  3.
  Summary of Findings, Phase II Report of Results (October 18, 1993).

  4.
  Phase II Environmental Site Assessments of DAW and W-I Forest Products Company, L.P. Northern Division Facilities (October 20, 1993).

  5.
  Underground Storage Tank Closure Report (November 1995).

  6.
  Underground Storage Tank Site Assessment Report (April 4, 1996).

  7.
  Letter from Dave George, Washington Department of Ecology, to Crown Pacific (July 15, 1996), regarding alleged historic spills of oil.

  8.
  Letter from K.C. Hansen, CPLP, to Dave George, Washington Department of Ecology (July 30, 1996), responding to complaint regarding alleged historic spills of oil.

  9.
  Transcription of voicemail message from Dave George, Washington Department of Ecology, to K.C. Hansen, CPLP (August 27,1996), regarding closure of file on alleged historic spills of oil.

        With respect to certain facilities related to or in the vicinity of the closed Coeur d'Alene sawmill near Coeur d'Alene, Idaho (which property is for sale by the Company), those matters described in:

  1.
  Storm Water Pollution Prevention Plan for the DAW Forest Products Company Coeur d'Alene Facility (April 1, 1993).

  2.
  Phase I Environmental Site Assessment (September 13, 1993).

  3.
  Environmental Compliance Audit (October 14, 1993).

  4.
  Summary of Findings, Phase II Report of Results (October 18, 1993).

  5.
  Phase II Environmental Site Assessments of DAW and W-I Forest Products Company, L.P. Northern Division Facilities (October 20, 1993).

  6.
  Correspondence dated October 28, 1993, from Diane R. Lorenzen, Bison Engineering, Inc., to William R. Grieve, Bank of Montreal, regarding status of opacity compliance at Coeur d'Alene, Idaho facility.

  7.
  Spill Prevention Control and Countermeasure Plan for the Crown Pacific Inland Lumber Coeur d'Alene Facility (February 26, 1994 and February 1998).

  8.
  Survey of Asbestos Containing Materials (June 1994).

  9.
  Correspondence dated May 12, 1995, from Richard Roché, Century West Engineering, to K.C. Hansen, CPLP, regarding testing of log yard waste.

  10.
  Correspondence, November 9, 1998, from Richard Roché, R.G., Century West Engineering, to K.C. Hansen, CPLP, regarding Summary of Changes in the EPA Modified NPDES Multi-Sector Storm Water Permit Crown Pacific Idaho facilities.

  11.
  Correspondence, November 3, 1998, to K.C. Hansen, CPLP, from Joni Hammond, DEQ, regarding The 1997 Legislature passed a low allowing some reuse/land application of industrial process water.

  12.
  Storm Water Pollution Prevention Plan & Spill Prevention Control & Countermeasure Plan (February 4, 1999).

  13.
  Phase 1 Environmental Site Assessment (April 27, 2000).

        With respect to certain facilities related to or in the vicinity of the closed Albeni Falls sawmill in Oldtown, Idaho (which property has been sold by the Company), those matters described in:

  1.
  Phase I Environmental Site Assessment (August 9, 1993).

  2.
  Environmental Compliance Audit (October 12, 1993).

  3.
  Summary of Findings, Phase II Report of Results (October 18, 1993).

  4.
  Phase II Environmental Site Assessments of DAW and W-I Forest Products Company, L.P. Northern Division Facilities (October 20, 1993).

        With respect to certain facilities related to or in the vicinity of the closed Colburn sawmill in Colburn, Idaho (which property has been sold by the Company), those matters described in:

  1.
  Phase I Environmental Assessment (August 12, 1993).

  2.
  Environmental Compliance Audit (October 13, 1993).

  3.
  Summary of Findings, Phase II Report of Results (October 18, 1993).

  4.
  Phase II Environmental Site Assessments of DAW and W-I Forest Products Company, L.P. Northern Division Facilities (October 20, 1993).

  5.
  Storm Water Pollution Prevention Plan (November 17, 1998).

  6.
  Spill Prevention Control and Countermeasure Plan (September 30, 1998).

        With respect to certain facilities related to or in the vicinity of the Bonners Ferry sawmill in Bonners Ferry, Idaho (which property has been sold by the Company), those matters described in:

  1.
  Phase I Environmental Assessment (August 5, 1993).

  2.
  Environmental Compliance Audit (October 12, 1993).

  3.
  Summary of Findings, Phase II Report of Results (October 18, 1993).

  4.
  Phase II Environmental Site Assessments of DAW and W-I Forest Products Company, L.P. Northern Division Facilities (October 20, 1993).

  5.
  Survey for Asbestos Containing Materials (July 1994).

  6.
  Spill Prevention Control and Countermeasure Plan for the Crown Pacific Bonners Ferry Facility (July 14, 1997).

  7.
  Remediation Report, Former Debarker Area (October 30, 1997).

  8.
  Phase I Environmental Site Assessment Update (December 10, 1997).

  9.
  Correspondence, March 20, 1998, from Orville D. Green, Air & Hazardous Waste Division, to K.C. Hansen, CPLP, regarding P-970125 Crown Pacific Limited Partnership, Bonners Ferry (Permit to Construct Modification Application)

  10.
  Storm Water Pollution Prevention Plan & Spill Prevention Control & Countermeasure Plan (September 29, 1998).

  11.
  Site Remediation Report (September 24, 2001).

        With respect to certain facilities related to or in the vicinity of the closed Thompson Falls sawmill near Thompson Falls, Montana (which property has been sold by the Company), those matters described in:

  1.
  Phase I Environmental Assessment (September 10, 1993).

  2.
  Environmental Compliance Audit (October 14, 1993).

  3.
  Summary of Findings, Phase II Report of Results (October 18, 1993).

  4.
  Phase II Environmental Site Assessments of DAW and W-I Forest Products Company, L.P. Northern Division Facilities (October 20, 1993).

        With respect to certain facilities related to or in the vicinity of the closed Superior sawmill near Superior, Montana (which property has been sold by the Company), those matters described in:

  1.
  Phase I Environmental Assessment (September 13, 1993).

  2.
  Environmental Compliance Audit (October 14, 1993).

  3.
  Summary of Findings, Phase II Report of Results (October 18, 1993).

  4.
  Phase II Environmental Site Assessments of DAW and W-I Forest Products Company, L.P. Northern Division Facilities (October 20, 1993).

  5.
  Letter, dated December 17, 1993, from K.C. Hansen, Crown Pacific Inland, to Edward A. Thamke, Montana Department of Health and Environmental Sciences, regarding test results.

  6.
  Letter, dated May 25, 1994, from Edward Thamke, Montana Department of Health and Environmental Sciences, regarding closure of wood waste landfill.

        With respect to certain facilities related to or in the vicinity of the closed Plywood facility in Redmond, Oregon (which property has been sold by the Company), those matters described in:

  1.
  Environmental Compliance Audit, Dated December 2, 1993.

  2.
  Phase I Environmental Site Assessment, dated July 19, 1993.

  3.
  Scope I Report of Findings and Level II Environmental Site Assessment for DAW Redmond Wood Products Facilities at Redmond, Oregon, dated August 29, 1993.

  4.
  Scope II Report of Findings and Level II Environmental Site Assessment for DAW Bend Sawmill and Redmond Facilities at Bend and Redmond, Oregon, dated August 29, 1993.

  5.
  Scope III Report of Findings and Level II Environmental Site Assessment for DAW Redmond and Bend Facilities at Redmond and Bend, Oregon, dated August 30, 1993.

  6.
  Addendum to Phase I Environmental Site Assessment Reports DAW Bend Sawmill, Redmond Remanufacturer and Plywood facilities, dated September 4, 1993.

  7.
  Correspondence, dated August 9, 1993, from Eric J. Mears, Century West Engineering Corporation, to P.A. Leineweber, regarding results of limited environmental review of DAW facilities in Bend and Redmond, Oregon.

  8.
  Correspondence, dated October 8, 1993, from Glenn E. Cook, Century West Engineering Corporation to Dan Schmitke, Crown Pacific, Ltd., regarding disposal of hydrocarbon contaminated soil from remanufacture and plywood facilities.

  9.
  Correspondence, dated October 7, 1993, from James S. DeSmet, Grant, Schreiber & Associates, to Doug Westnhaver, DAW, regarding Redmond asbestos abatement project.

        With respect to certain facilities related to or in the vicinity of the closed Remanufacturing facility in Redmond, Oregon (which property has been sold by the Company), those matters described in:

  1.
  Environmental Compliance Audit, Dated December 2, 1993.

  2.
  Phase I Environmental Site Assessment, dated July 26, 1993.

  3.
  Scope I Report of Findings and Level II Environmental Site Assessment for DAW Redmond Wood Products Facilities at Redmond, Oregon, dated August 29, 1993.

  4.
  Scope II Report of Findings and Level II Environmental Site Assessment for DAW Bend Sawmill and Redmond Facilities at Bend and Redmond, Oregon, dated August 29, 1993.

  5.
  Scope III Report of Findings and Level II Environmental Site Assessment for DAW Redmond and Bend facilities at Redmond and Bend, Oregon, dated August 30, 1993.

  6.
  Addendum to Phase I Environmental Site Assessment Reports DAW Bend sawmill, Redmond Remanufacturer and Plywood Facilities, dated September 4, 1993.

  7.
  Correspondence, dated August 9, 1993, from Eric J. Mears, Century West Engineering Corporation, to P.A. Leineweber, regarding results of limited environmental review of DAW facilities in Bend and Redmond, Oregon.

  8.
  Correspondence, dated August 29, 1993, from Eric J. Mears, Century West Engineering Corporation to P.A. Leineweber, Crown Pacific, Ltd., discussing supplemental findings of sampling conducted at the remanufacturing plant in Redmond, Oregon.

  9.
  Correspondence, dated October 8, 1993, from Glenn E. Cook, Century West Engineering Corporation to Dan Schmitke, Crown Pacific, Ltd., regarding disposal of hydrocarbon contaminated soil from remanufacture and plywood facilities.

  10.
  Phase I Environmental Site Assessment Update (August 30, 1996).

  11.
  Correspondence, April 17, 1998, to Tony Leineweber, CPLP, from Bill Smith, Merrill, O'Sullivan, MacRitchie, Petersen &Dixon, LLP, regarding DEQ NFA Determination.

        With respect to certain facilities related to or in the vicinity of the Gilchrist sawmill in Gilchrist, Oregon, those matters described in:

  1.
  Level II Environmental Assessment, dated July 18, 1991.

  2.
  Supplemental Environmental Assessment, dated August 7, 1991.

  3.
  Groundwater and Subsurface Soil Investigation, dated September 13, 1991.

  4.
  Letter from Glenn E. Cook of Century West Engineering to P.A. Leineweber, dated November 21, 1992, describing the status of certain environmental remediation activities and issues.

  5.
  Notice of Noncompliance from Oregon Department of Environmental Quality to K.C. Hansen, CPLP (October 31, 1997), regarding alleged violations of hazardous waste, used oil, and spill requirements.

  6.
  Correspondence from K.C. Hansen, CPLP, to Jeff Ingalls, Oregon Department of Environmental Quality (December 8, 1997), regarding response to Notice of Noncompliance.

  7.
  Storm Water Pollution Control Plan (January 29, 1998).

  8.
  Spill Prevention, Control, and Countermeasure Plan (February 25, 1998).

  9.
  Correspondence, October 7, 1999, to Linda Hayes-Gorman, DEQ, From K.C. Hansen, CPLP, regarding Gilchrist Solid Waste Closure Permit.

  10.
  Correspondence, June 29, 2001, to Ms. Katie Robertson, R.G., DEQ, From K.C. Hansen, CPLP, regarding Information Requested by the DEQ Regarding the Crown Pacific Sawmill Cilchrist, Oregon (ECSI #615).

  11.
  EDR Report #0480366.3r (April 3, 2000).

  12.
  Storm Water Pollution Control Plan (May 1, 1996)

  13.
  Spill Prevention Control and Countermeasure Plan (October 4, 1994).

  14.
  Toxic Substance and Hazardous Waste Reduction Plan (December 8, 1998).

  15.
  Phase I Environmental Site Assessment (April 26, 2000).

  16.
  Solid Waste Disposal Site Permit: Wood Waste Landfill, DEQ, Permit #1129.

        With respect to certain facilities related to or in the vicinity of the Prineville sawmill in Prineville, Oregon, those matters described in:

  1.
  Environmental Property Transfer Assessment, Level I, dated July 23, 1991.

  2.
  Underground Storage Tank Decommissioning and Temporary Closure Report, dated July 23, 1991.

  3.
  Offsite Investigation Report, dated July 23, 1991.

  4.
  Level II Environmental Property Transfer Assessment, dated July 23, 1991.

  5.
  Correspondence, dated April 26, 1991, from Paul Carlson, Asbestos Resources, Inc. to P.A. Leineweber, enclosing asbestos survey report.

  6.
  Letter from Blair T. Loftis of Hahn and Associates to P.A. Leineweber, dated November 23, 1992, describing the status of certain environmental remediation activities and issues.

  7.
  Site Assessment Corrective Cleanup Action Report (June 1994).

  8.
  Corrective Cleanup Action Report (August 1994).

  9.
  Spill Prevention Control and Countermeasure Plan (October 13, 1994).

  10.
  Correspondence from Warren J. Klemz, Jr., Oregon Department of Environmental Quality to Jim Horner, CPLP (December 30, 1994), regarding "no further action" determination for underground storage tank decommissioning.

  11.
  Storm Water Pollution Control Plan (October 14, 1996).

  12.
  Spill Prevention, Control, and Countermeasure Plan (February 1998).

  13.
  Storm Water Pollution Control Plan (February 1998).

  14.
  Correspondence, March 4, 1998, from Paul A. Devito, DEQ, to Bill Eastman, CPLP, regarding General 1200-Z NPDES, File No. 107793.

  5.
  Correspondence, May 20, 1998, from Fichard J. Nichols, DEQ, to Jim Horner, CPLP, regarding NPDES Permit No. 500-J, File No. 107793, EPA No. OR000243-7.

  16.
  Correspondence, June 5, 1998, to Richard Roché, R.G., Century West Engineering, from K.C. Hansen, CPLP, regarding NPDES Permit—Prineville—Non-Contact Cooling Water.

  17.
  Phase I Environmental Site Assessment (April 21, 2000).

        With respect to certain facilities related to or in the vicinity of the Hamilton reload site, Hamilton, Washington, those matters described in:

  1.
  Environmental Property Transfer Assessment, Level I, dated July 23, 1991.

  2.
  Subsurface Investigation Report, dated July 23, 1991.

  3.
  Final Report for Underground Storage Tank Installation and Decommissioning operations, dated July 1992.

  4.
  Monitoring Well Installation and Additional Assessment Operations report, dated October 1992.

  5.
  Asbestos Management Plan, dated November 1992.

  6.
  Update of Level I and II Environmental Site Assessments, dated November 1992.

  7.
  Remediation Investigation Verification Report Groundwater Sampling Activities, dated June 1993.

  8.
  Land Treatment Unit Soil Bioremediation Progress Report, dated November 1993.

  9.
  Additional Well Installation and Groundwater Monitoring Report, dated November 1993.

  10.
  Land Treatment Unit Soil Bioremediation Closure Report (October 1994).

  11.
  Correspondence, October 19, 1994, from Elain P. Atkinson, Dept. of Ecology, to Tom Gainer, Century West Engineering, regarding Independent Remedial Action Program.

  12.
  Correspondence dated November 18, 1994, from Thomas Gainer, Century West Engineering, to Elaine Atkinson, Washington Department of Ecology, regarding request for No Further Action designation.

  13.
  Correspondence, dated May 31, 1995, from Ben Amoah-Forson, Washington Department of Ecology, to Russ Paul, CPLP, regarding review of independent remedial action.

  14.
  Quarterly [Groundwater]Monitoring Report (September 14, 1995).

  15.
  Quarterly [Groundwater]Monitoring Report (December 15, 1995).

  16.
  Storm Water Pollution Prevention Plan (March 22, 1996).

  17.
  Quarterly [Groundwater]Monitoring Report (March 25, 1996).

  18.
  Quarterly [Groundwater]Monitoring Report (July 25, 1996).

  19.
  Correspondence, dated October 8, 1996, from Thomas B. Gainer, Century West Engineering, to Tony Leineweber, CPLP, regarding termination of quarterly groundwater monitoring.

  20.
  Spill Prevention Control & Countermeasure Plan Recertification (December 20, 1998).

  21.
  Pesticide Permanent Mixing and Loading Facility Spill Prevention Control and Countermeasure plan (March 10. 1999)

  22.
  Groundwater Monitoring Report (April 26, 2000).

  23.
  Phase I Environmental Site Assessment (May 2, 2000).

  24.
  Storm Water Pollution Prevention Plan (October 10, 2001).

        With respect to certain facilities related to or in the vicinity of the Whidbey Island seed orchard in Whidbey Island, Washington, those matters described in:

  1.
  Environmental Property Transfer Assessment, Level I, dated May 23, 1991.

  2.
  Irrigation Well Sampling and Analysis report, dated July 23, 1991.

        With respect to certain facilities related to or in the vicinity of the LaPine chipping mill in LaPine, Oregon (which property has been sold by the Company), those matters described in:

  1.
  Phase I Environmental Site Assessment (June 2, 1995).

  2.
  Site Investigation and Cleanup Report (July 19, 1995).

        With respect to lands or facilities related to or in the vicinity of timberlands acquired from Cavenham Forest Industries in Oregon and Washington, those matters described in:

  1.
  Phase I Environmental Site Assessment, Cavenham Forest Industries Properties, Central and Eastern Oregon and Northwestern Washington (March 4, 1996).

  2.
  Phase II Environmental Site Assessments, Cavenham Property, Mazama Block—Oregon, Olympic Block—Washington (April 11, 1996).

  3.
  Correspondence from Richard H. Allan, Ball, Janik & Novack, to Tony Leineweber, CPLP, Dated February 13, 1996 (should be May 3, 1996), regarding disposal of empty herbicide drums.

  4.
  Letter report from Century West Engineering to Tony Leineweber, CPLP, dated June 20, 1996, regarding Phase II ESA Site Inspections, Eastside Mines.

  5.
  Letter from Richard Roché, Century West Engineering, to Tony Leineweber, CPLP, regarding aboveground storage tank at government microwave relay station.

  6.
  Site Restoration and Remediation Report, Former Cavenham Property, Olympic Block (October 7, 1996).

  7.
  Remediation Report, Former Cavenham Property, Mazama Block (October 7, 1996).

        With respect to endangered species issues, those matters described in:

  1.
  Report, dated April 1991, entitled "Review of Spotted Owl Habitat Potential on Lands Owned by Crown Pacific, Ltd. In Washington State," prepared by Beak Consultants, Inc.

  2.
  Correspondence, dated March 22, 1991, from Beak Consultants, Inc., to Richard D. Gustafson, Cavenham Forest Industries, Inc., regarding the status of northern spotted owls on Gilchrist Timber Company property.

  3.
  Correspondence, dated April 8, 1991, from Beak Consultants, Inc., to Richard D. Gustafson, Cavenham Forest Industries, Inc., reviewing spotted own habitat on Gilchrist Timber Company land.

  4.
  Correspondence, dated April 30, 1991, from Beak Consultants Inc., to Richard Gustafson, summarizing the report of spotted owl surveys.

  5.
  Report, dated June 29, 1993, entitled "Assessment of Regulatory Constraints of the Endangered Species Act on Timber Harvest from DAW/W-I Timberlands" by Beak Consultants, Inc.

  6.
  Letter, dated September 9, 1993, from Givens Pursley & Huntley to Roger L. Krage, regarding Idaho Forest Practices Act and related information on endangered species.

  7.
  Environmental Summaries provided by Cavenham Forest Industries.

        With respect to certain facilities related to or in the vicinity of the Port Angeles Sawmill in Port Angeles, Washington, those matters described in:

  1.
  Phase I and II Environmental Site Assessments and Remediation Report (September 30, 1997).

  2.
  Engineering Report—Crown Pacific Facility, Port Angeles, WA (May 29, 1998).

  3.
  Additional Remedial Excavation Report (November 9, 1998).

  4.
  Spill Prevention, Control, and Countermeasure (SPCC) Plan (December 31, 1998).

  5.
  Storm Water Pollution Prevention Plan (December 31, 1998).

  6.
  Mitigated Determination of Non-Significance, from Clallam County (June 2, 1999).

  7.
  Letter, dated October 4, 1999, from Century West Engineering to KC Hansen, regarding Port Angeles Facility Dry Season SWPPP and SPCC Plan Inspections.

  8.
  Preliminary Engineering Report—Stormwater Discharge Treatment (October 18, 1999).

  9.
  Phase I Environmental Site Assessment (April 21, 2000).

  10.
  Correspondence, November 9, 2000, from Norman K. Schench, P.E., Dept. of Ecology, to K.C. Hansen, CPLP, regarding NPDES Permit No. WA0042013—Crown Pacific Sawmill, Port Angeles.

  11.
  Correspondence, November 28, 2000, from Dept. of Ecology, to Crown Pacific-Port Angeles, Stormwater Permit No. S03-003030.

  12.
  Correspondence, December 7, 2000, from Kevin J. Beaton, Stoel Rives, LLP., to K.C. Hansen, CPLP, regarding Final Reissuance of NPDES Storm Multi-Sector Permit for Industrial Activities.

  13.
  Correspondence, December 12, 2000, from Dept. of Ecology, to K.C. Hansen, CPLP, regarding Notice of Correction No. DE 00WQSR-1811.

  14.
  Correspondence, January 10, 2001, from K.C. Hansen, CPLP, to Mr. Marc Pacifico, Dept. of Ecology, regarding Feasible Options for Storm Water Management NOC No. DE 00WQSR-1811.

  15.
  Correspondence, February 28, 2001, from K.C. Hansen, CPLP, to Mr. Marc Pacifico, Dept. of Ecology, regarding Notice of Corrections # DE 00WQSR-1811 Issued to Crown Pacific—Port Angeles.

  16.
  Correspondence, March 14, 2001, from Steven G. Eberl, P.E., Dept. of Ecology, to K.C. Hansen, CPLP, regarding Notice of Correction Extension Request.

  17.
  Transcribed from K.C. Hansen's voice mail, from Norm Schenk, Dept. of Ecology, to K.C. Hansen, CPLP, regarding Review of report.

  18.
  Document, March 28, 2001, from Norman K. Schench, P.E., Dept. of Ecology, to K.C. Hansen, CPLP, regarding Engineering Review of Plans for Construction of Wastewater Facilities.

  19.
  Engineering Report—Stormwater Infiltration Pond (March 28, 2001).

  20.
  Engineering Report Addendum—Stormwater Infiltration Pond (June 29, 2001).

  21.
  Correspondence, July 11, 2001, from Kelly Susewind, P.E., Dept. of Ecology, to K.C. Hansen, CPLP, regarding Engineering Report, Engineering Report Addendum and Construction Drawings—Storm Water Infiltration Pond, Prepared by CWEC, Date June 29, 2001.

  22.
  Correspondence, August 29, 2001, from Norman K. Schench, P.E., Dept. of Ecology, to K.C. Hansen, CPLP, regarding Site Visit—July 20, 2001, Port Angeles.

  23.
  Letter, dated October 23, 2001, from Century West Engineering to Steven Kroll, regarding Stormwater Infiltration Pond.

  24.
  Letter, dated November 11, 2001, from Century West Engineering to KC Hansen, regarding Stormwater Infiltration Pond.

  25.
  Port Angeles Wastewater Permit Renewal (January 2, 2002).

        With respect to certain facilities related to or in the vicinity of the Marysville sawmill in Marysville, Washington, those matters described in:

  1.
  Phase I and II Environmental Site Assessments and Remediation Report (September 11, 1996).

  2.
  Correspondence from Richard Roché, Century West Engineering, to Tony Leineweber, CPLP (November 8, 1996) regarding Texaco site contamination.

  3.
  Spill Prevention, Control, and Countermeasure (SPCC) Plan (December 19, 1996).

  4.
  Storm Water Pollution Prevention Plan (January 15, 1997).

  5.
  Additional Site Characterization Report (March 20, 1997).

  6.
  Quarterly [Groundwater] Monitoring Report (Event #3) (June 1997).

  7.
  Correspondence from Richard Roché, Century West Engineering, to Tony Leineweber, CPLP (June 12, 1997) regarding Texaco site contamination.

  8.
  Correspondence, August 15, 1997, to Glenn Pieritz, WDOE, From K.C. Hansen, CPLP, regarding Request for Extension of Storm Water Pollution Prevention Plan Capital Improvements Deadline.

  9.
  Correspondence, August 22, 1997, to Richard Roché, Century West Engineering, from Dan D. Wrye, WDOE, regarding Approved Extension of Storm Water Pollution Prevention Plan (SWPPP).

  10.
  Quarterly [Groundwater] Monitoring Report (Event #4) (September 1997).

  11.
  Quarterly [Groundwater] Monitoring Report (Event #5) (November 24, 1997).

  12.
  Correspondence from Richard Roché, Century West Engineering, to Tony Leineweber, CPLP (December 2, 1997) regarding Texaco site contamination.

  13.
  Remedial Excavation Report (August 26, 1998).

  14.
  Groundwater Monitoring Report Events #1-16 (October 1996-August 2001).

  15.
  Phase I Environmental Site Assessment (April 21, 2000).

  16.
  Storm Water Pollution Prevention Plan (October 10, 2001).

        With respect to lands related to or in the vicinity of the Gilchrist tree farm near LaPine, Oregon, those matters described in:

  1.
  Notice of Noncompliance from Oregon Department of Environmental Quality to K.C. Hansen, CPLP (October 31, 1997), regarding alleged violations of hazardous waste, used oil, and spill requirements.

  2.
  Remediation Report, Gilchrist Tree Farm, Spring Butte Oil Spill (November 3, 1997).

  3.
  Correspondence from K.C. Hansen, CPLP, to Jeff Ingalls, Oregon Department of Environmental Quality (December 8, 1997), regarding response to Notice of Noncompliance.

  4.
  Correspondence from Jeff Ingalls, Oregon Department of Environmental Quality, to K.C. Hansen, CPLP (December 9, 1997), regarding "no further action" determination for spill remediation.

        With respect to lands related to or in the vicinity of the Scottsdale wholesale lumberyard near Scottsdale, Arizona, those matters described in:

  17.
  Phase I Environmental Site Assessment (November 1997).

  18.
  Phase I Environmental Site Assessment (April 19, 2000).

        With respect to lands related to or in the vicinity of the Glendale wholesale lumberyard near Glendale, Arizona, those matters described in:

  1.
  Phase I Environmental Site Assessment (November 1997).

  2.
  Phase I Environmental Site Assessment (April 21, 2000).

        With respect to lands related to or in the vicinity of the Queen Creek wholesale lumberyard near Queen Creek, Arizona, those matters described in:

  1.
  Phase I Environmental Site Assessment (November 1997).

  2.
  Phase I Environmental Site Assessment (April 21, 2000).

        With respect to lands related to or in the vicinity of the Las Vegas wholesale lumberyard near Las Vegas, Nevada, those matters described in:

  1.
  Phase I Environmental Site Assessment (January 1999).

  2.
  Phase I Environmental Site Assessment (April 19, 2000).

        With respect to lands related to or in the vicinity of the Dermody wholesale lumberyard near Dermody, Nevada, those matters described in:

  1.
  Phase I Environmental Site Assessment (April 19, 200

Exhibit D to
Note Purchase
Override Agreement

CROWN PACIFIC LIMITED PARTNERSHIP

Officer's Certificate

April 19, 2002

        Reference is made to the Note Purchase Override Agreement, dated as of April 19, 2002 (the "Override Agreement"), among Crown Pacific Limited Partnership (the "Company"), and the Holders party thereto. Capitalized terms used but not defined herein have the respective meanings ascribed to such terms in the Override Agreement.

        I, Richard D. Snyder, Senior Vice President and Chief Financial Officer of the Company, hereby certify as of the date hereof, pursuant to Section 3.5 of the Override Agreement, that Schedule A attached hereto sets forth, to my best knowledge and belief, true and correct information with respect to the gross proceeds of the Inland Tree Farm South Sale, the Net Proceeds of the Inland Tree Farm South Sale and a detailed list of expenses associated with such sale in the manner and amounts that such Net Proceeds and expenses will be paid pursuant to Sections 3.5 and 3.6 of the Override Agreement.

[signature page follows]

        IN WITNESS WHEREOF, I have hereunto set my hand to this certificate, in my capacity as Senior Vice President and Chief Financial Officer of the Company, as of the date first written above.

/s/ RICHARD D. SNYDER Richard D. Snyder Senior Vice President and Chief Financial Officer

Schedule A to
Officer's Certificate of
Crown Pacific Limited Partnership

CROWN PACIFIC PARTNERS LP

DISTRIBUTION OF INLAND SOUTH TREE FARM SALE PROCEEDS
(actual $'s)

Gross Proceeds and Calculation of Net Proceeds of Inland Tree Farm South Sale

Gross Proceeds	$133,815,585.00
Inland Costs
Holdbacks
Adjustment Escrow	(10,000,000.00)
Harvest Volume Adjustment	(1,401,617.00)

Total Holdbacks	(11,401,617.00)
Expenses
Taxes	(563,342.00)
Escrow Fee	(3,000.00)
Title Insurance (Chicago)	(72,832.00)
Title Insurance (Land America)	(118,119.00)
Logging Contract	(201,667.00)
Road Sharing	(22,000.00)
Cruise Costs	(123,600.00)
Ball Janik LLC	(85,385.02)
Other	(6,506.00)

Total Expenses	(1,196,451.02)
Net Proceeds	$121,217,516.98

Total Principal Payments
Facility A	$54,734,355.89
Facility B	10,000,000.00
Senior Notes	53,148,458.59

Noteholders and Banks Fees and Expenses Paid from Net Proceeds

Fees and Expenses (Unpaid and Accrued through March 31, 2002)
Noteholders
Amendment Fee	$2,000,000.00
Debevoise & Plimpton	306,155.44
Nightingale & Associates	152,473.86
National Resources Management	1,670.60

2,460,299.90
Banks
Amendment Fee	461,000.00
Agent Fee	150,000.00
Moore & Van Allen	180,222.60
Ernst & Young CF	83,180.00

874,402.60

Total Fees and Expenses Paid from Net Proceeds	$3,334,703,702.50

Total Retained by Company
Noteholders (Retainers paid)
Debevoise & Plimpton	$100,000.00
Nightingale & Associates	150,000.00
Banks (Fees paid post March 31, 2002)
Moore & Van Allen	180,222.60

Total Retained by Company	$430,222.60

Net Fees and Expenses Paid to Respective Parties
Noteholders
Amendment Fee	$2,000,000.00
Debevoise & Plimpton	206,155.44
Nightingale & Associates	2,473.86
National Resources Management	1,670.60

Total	2,210,299.90
Banks
Amendment Fee	461,000.00
Agent Fee	150,000.00
Moore & Van Allen	0.00
Ernst & Young CF	83,180.00

Total	694,180.00

Net Fees and Expenses Paid from Net Proceeds	$2,904,479.90

Noteholders and Banks Fees and Expenses Paid from Cash at Closing

Fees and Expenses (Unpaid and Accrued after March 31, 2002 to Closing)
Noteholders
Accrued and unpaid interest on principal paydown (assumes principal paid April 19)	$1,580,022.13
Debevoise & Plimpton (accrued and unpaid fees from April 1 to April 19)	340,077.93
Nightingale & Associates (accrued and unpaid fees from April 1 to April 19)	24,040.08

Total	$1,944,140.14
Banks
Moore & Van Allen	150,000.00
Ernst & Young CF (Retainer)	100,000.00
Ernst & Young CF (accrued and unpaid fees from April 1 to April 19)	86,146.00

Total	336,146.00

Collateral Agent	50,000.00
Total Fees and Expenses Paid in Cash at Closing	$2,330,286.14

CROWN PACIFIC PARTNERS LP

AGGREGATE DEBT PAYDOWN ANALYSIS FOR
INLAND TREE FARM SOUTH SALE
(actual $'s)

		Inland South Proceeds
Gross Proceeds		$133,815,585.00
Inland Costs
Holdbacks
Adjustment Escrow		(10,000,000.00)
Harvest Volume Adjustment		(1,401,617.00)

Total Holdbacks		(11,401,617.00)
Expenses
Taxes		(563,342.00)
Escrow Fee		(3,000.00)
Title Insurance (Chicago)		(72,832.00)
Title Insurance (Land America)		(118,119.00)
Logging Contract		(201,667.00)
Road Sharing		(22,000.00)
Cruise Costs		(123,600.00)
Ball Janik LLC		(85,385.02)
Other		(6,506.00)

Total Expenses		(1,196,451.02)

Net Proceeds		121,217,516.98
Less: Facility B Paydown		(10,000,000.00)

Net Proceeds after Facility B Paydown		$111,217,516.98

Net Proceeeds Split	Percentage

Noteholders	50.0%	$55,608,758.49
Banks (Facility A)	50.0%	55,608,758.49

Subtotal Net Proceeds		111,217,516.98

Proceeds to Noteholders
Pro Rata Share	55,608,758.49
Less: Holders Fees & Holders Advisors Fees (Accrued and Unpaid through 3/31/02)
Holders Fee	(2,000,000.00)
Debevoise & Plimpton	(306,155.144)
Nightingale	(152,473.86)
National Resources Management	(1,670.60)

Total Unpaid Fees & Expenses	(2,460,299.90)

Proceeds Applied to Principal Repayments	$53,148,458.59

Proceeds to Banks
Pro Rata Share	$55,608,758.49
Less: Banks Fees & Banks Advisors Fees (Accrued and Unpaid through 3/31/02)
Bank Fees(1)	(611,000.00)
Moore & Van Allen	(180,222.60)
Ernst & Young CF	(83,180.00)

Total Unpaid Fees & Expenses	(874,402.60)

Proceeds Applied to Principal Repayments	$54,734,355.89

(1)
Bank Fees Include $150,000 payable to agent (Bank of America) and $461,000 of Amendment Fees

CROWN PACIFIC PARTNERS LP
BANKS AND SENIOR NOTE PAYDOWN DETAIL FOR INLAND SOUTH TREE FARM SALE
ASSUMES THAT PROCEEDS ARE DISTRIBUTED APRIL 19, 2002
(in actual $'s)

Note No.	Name	Principal Amount Outstanding	Pro Rata %	Principal Paydown from Inland South	Principal Outstanding After Inland South Paydown	Accrued Interest Payment from Cash	Amendment Fee Payment From Inland South	Total Payments
Acquisition Facility (Facility A) due 2005
	Bank of America (Agent for Banks)	$199,300,000.00		$54,734,355.89	$144,565,644.11	—	$611,000.00	$55,345,355.89
9.78% Senior Notes due 2002-2009
1, 2	John Hancock Mutual Life Ins	67,000,000.00	24.4%	7,327,050.88	59,672,949.12	274,691.14	275,720.16	7,877,462.18
4	Mellon Bank Tree for NYNHY	4,000,000.00	1.5%	437,435.87	3,562,564.13	16,399.47	16,460.91	470,296.25
6	Bankers United Life Assur Co	7,000,000.00	2.5%	765,512.78	6,234,487.22	28,699.07	28,806.58	823,018.44
7	PFL Life Insurance Co	5,000,000.00	1.8%	546,794.84	4,453,205.16	20,499.34	20,576.13	587,870.31
9	Life Investors Ins Co of America	3,000,000.00	1.1%	328,076.90	2,671,923.10	12,299.60	12,345.68	352,722.19
10	AUSA Life Insurance Co	3,000,000.00	1.1%	328,076.90	2,671,923.10	12,299.60	12,345.68	352,722.19
11	Monumental Life Insurance Co	3,000,000.00	1.1%	328,076.90	2,671,923.10	12,299.60	12,345.68	352,722.19
12	Great Northern Insured Annuity	25,000,000.00	9.1%	2,733,974.21	22,266,025.79	102,496.69	102,880.66	2,939,351.56
13 & 36	Mass Mutual Life Insurance Co	15,500,000.00	5.6%	1,695,064.01	13,804,935.99	63,547.95	63,786.01	1,822,397.97
14 & 37	Mass Mutual Life Insurance Co	9,500,000.00	3.5%	1,038,910.20	8,461,089.80	38,948.74	39,094.65	1,116,953.59
15	Teachers Ins & Annuity Assoc	20,000,000.00	7.3%	2,187,179.37	17,812,820.63	81,997.35	82,304.53	2,351,481.25
17	Allstate Life Insurance Co	1,000,000.00	0.4%	109,358.97	890,641.03	4,099.87	4,115.23	117,574.06
18	Allstate Life Insurance Co	4,000,000.00	1.5%	437,435.87	3,562,564.13	16,399.47	16,460.91	470,296.25
19	Allstate Life Insurance Co	10,000,000.00	3.6%	1,093,589.68	8,906,410.32	40,998.68	41,152.26	1,175,740.62
21	The Ohio Nat'l Life Insurance Co	10,000,000.00	3.6%	1,093,589.68	8,906,410.32	40,998.68	41,152.26	1,175,740.62
23	The Union Central Life Ins Co	5,000,000.00	1.8%	546,794.84	4,453,205.16	20,499.34	20,576.13	587,870.31
55	Strafe & Co.	1,000,000.00	0.4%	109,358.97	890,641.03	4,099.87	4,115.23	117,574.06
54	Metropolitan Life	6,000,000.00	2.2%	656,153.81	5,343,846.19	24,599.21	24,691.36	705,444.37
44	Conseco Capital Management	3,000,000.00	1.1%	328,076.90	2,671,923.10	12,299.60	12,345.68	352,722.19
46	Western National Life Ins Co	30,000,000.00	10.9%	3,280,769.05	26,719,230.95	122,996.03	123,456.79	3,527,221.87
47	Teachers Ins & Annuity Assoc	7,000,000.00	2.5%	765,512.78	6,234,487.22	28,699.07	28,806.58	823,018.44
48	Equitable Life Insurance Co	18,000,000.00	6.5%	1,968,461.43	16,031,538.57	73,797.62	74,074.07	2,116,333.12
50	AUSA Life Insurance Co	4,000,000.00	1.5%	437,435.87	3,562,564.13	16,399.47	16,460.91	470,296.25
51	Mellon Bank Tree for AT&T	1,275,000.00	0.5%	139,432.68	1,135,567.32	5,227.33	5,246.91	149,906.93
52	Mellon Bank Tree for BOOTH	2,725,000.00	1.0%	298,003.19	2,426,996.81	11,172.14	11,213.99	320,389.32
53	Hare & Co	10,000,000.00	3.6%	1,093,589.68	8,906,410.32	40,998.68	41,152.26	1,175,740.62

	Total	275,000,000.00	100.0%	30,073,716.28	244,926,283.72	1,127,463.62	1,131,687.24	32,332,867.15
								—
9.60% Senior Notes due 2002-2009
1	Teachers Ins & Annuity Assoc	20,000,000.00	80.0%	2,187,179.37	17,812,820.63	80,488.20	82,304.53	2,349,972.09
3	Provident Life & Accident Ins Co	5,000,000.00	20.0%	546,794.84	4,453,205.16	20,122.05	20,576.13	587,493.02

		25,000,000.00	100.0%	2,733,974.21	22,266,025.79	100,610.25	102,880.66	2,937,465.12
7.80% Senior Notes due 2010-2018
Series A
1-A	John Hancock Mutual Life Ins	6,000,000.00	40.0%	656,153.81	5,343,846.19	11,032.13	24,691.36	691,877.30
2-A	Teachers Ins & Annuity Assoc	9,000,000.00	60.0%	984,230.71	8,015,769.29	16,548.20	37,037.04	1,037,815.95

		15,000,000.00	100.0%	1,640,384.52	13,359,615.48	27,580.33	61,728.40	1,729,693.25

7.80% Senior Notes due 2010-2018
Series B
1-B	John Hancock Mutual Life Ins	6,000,000.00	10.9%	656,153.81	5,343,846.19	11,032.13	24,691.36	691,877.30
2-B	Connecticut Life	3,200,000.00	5.8%	349,948.70	2,850,051.30	5,883.80	13,168.72	369,001.23
3-B	Connecticut Life	3,000,000.00	5.5%	328,076.90	2,671,923.10	5,516.07	12,345.68	345,938.65
4-B	Connecticut Life	6,000,000.00	10.9%	656,153.81	5,343,846.19	11,032.13	24,691.36	691,877.30
5-B	Connecticut Life	4,212,000.00	7.7%	460,619.97	3,751,380.03	7,744.56	17,333.33	485,697.86
6-B	Connecticut Life	3,588,000.00	6.5%	392,379.98	3,195,620.02	6,597.22	14,765.43	413,742.63
7-B	General Electric Capital	15,000,000.00	27.3%	1,640,384.52	13,359,615.48	27,580.33	61,728.40	1,729,693.25
8-B	Minnesota Life	8,000,000.00	14.5%	874,871.75	7,125,128.25	14,709.51	32,921.81	922,503.07
9-B	Mutual Life	1,000,000.00	1.8%	109,358.97	890,641.03	1,838.69	4,115.23	115,312.88
10-B	Ohio Life	5,000,000.00	9.1%	546,794.84	4,453,205.16	9,193.44	20,576.13	576,564.42

		55,000,000.00	100.0%	6,014,743.26	48,985,256.74	101,127.88	226,337.45	6,342,208.59
7.80% Senior Notes due 2010-2018
Series C
1-C	John Hancock Mutual Life Ins	12,000,000.00	48.0%	1,312,307.62	10,687,692.38	22,547.63	49,382.72	1,384,237.97
1-C3	Investors Bank & Trust Co	3,000,000.00	12.0%	328,076.90	2,671,923.10	5,636.91	12,345.68	346,059.49
2-C	Provident Life & Accident Ins Co	10,000,000.00	40.0%	1,093,589.68	8,906,410.32	18,789.69	41,152.26	1,153,531.64

		25,000,000.00	100.0%	2,733,974.21	22,266,025.79	46,974.23	102,880.66	2,883,829.10
8.17% Senior Notes due 2003-2013
Series A
R-A-2	The Equitable Life	6,490,000.00	100.0%	709,739.70	5,780,260.30	12,317.53	26,707.82	748,765.06

		6,490,000.00	100.0%	709,739.70	5,780,260.30	12,317.53	26,707.82	748,765.06
8.17% Senior Notes due 2003-2013
Series B
R-B-1	John Hancock Mutual Life Ins	14,500,000.00	29.0%	1,585,705.04	12,914,294.96	28,035.27	59,670.78	1,673,411.09
R-B-2	John Hancock Mutual Life Ins	7,500,000.00	15.0%	820,192.26	6,679,807.74	14,501.00	30,864.20	865,557.46
R-B-4	Teachers Ins & Annuity Assoc	25,000,000.00	50.0%	2,733,974.21	22,266,025.79	48,336.66	102,880.66	2,885,191.53
R-B-5	John Hancock Mutual Life Ins	3,000,000.00	6.0%	328,076.90	2,671,923.10	5,800.40	12,345.68	346,222.98

		50,000,000.00	100.0%	5,467,948.41	44,532,051.59	96,673.33	205,761.32	5,770,383.06
8.17% Senior Notes due 2003-2013
Series C
R-C-1	Teachers Ins & Annuity Assoc	4,000,000.00	20.5%	437,435.87	3,562,564.13	7,781.26	16,460.91	461,678.03
R-C-2	Allstate Life Insurance Co	8,910,000.00	45.7%	974,388.41	7,935,611.59	17,332.75	36,666.67	1,028,387.82
R-C-3	Allstate Life Insurance Co	2,200,000.00	11.3%	240,589.73	1,959,410.27	4,279.69	9,053.50	253,922.92
R-C-4	Allstate Life Insurance Co	4,400,000.00	22.6%	481,179.46	3,918,820.54	8,559.38	18,107.00	507,845.84

		19,510,000.00	100.0%	2,133,593.47	17,376,406.53	37,953.07	80,288.07	2,251,834.61
8.17% Senior Notes due 2003-2013
Series D
R-D-2	Provident Life & Accident Ins Co	15,000,000.00	100.0%	1,640,384.52	13,359,615.48	29,321.87	61,728.40	1,731,434.79

		15,000,000.00	100.0%	1,640,384.52	13,359,615.48	29,321.87	61,728.40	1,731,434.79

Total Senior Notes		$486,000,000.00	100.0%	$53,148,458.59	$432,851,541.41	$1,580,022.13	$2,000,000.00	$56,728,480.72

Exhibit E to
Note Purchase
Override Agreement

ALLONGE
to
      % Senior Note, Series            , due            ,
of
Crown Pacific Limited Partnership

        April             , 2002

        The            % Senior Note, Series            , due                        ,             of Crown Pacific Limited Partnership (the "Company"), Note number            , issued in the original principal amount of $                        (the "Existing Note"), to which this Allonge is attached, is hereby modified by the terms hereof.

        Such Existing Note is one of a series of Senior Notes (herein called the "Senior Notes," the holders of such Senior Notes, the "Noteholders") issued pursuant to the Note Purchase Agreement, dated as of                        ,            between the Company and the original purchasers named therein, as modified and amended prior to April 19, 2002 (the "Existing Note Agreement"), and as further modified and amended by the Note Purchase Override Agreement (the "Note Override Agreement"), dated as of April 19, 2002, by and among the Company and the Noteholders named therein (as so further modified and amended, and as the same may from time to time be further modified or amended, the "Note Purchase Agreement").

        All references in the Existing Note to the "Note Purchase Agreement" shall be deemed and construed to be references to the Note Purchase Agreement as defined herein. Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Note Purchase Agreement as modified by the Note Override Agreement.

        Notwithstanding anything to the contrary in the Existing Note, this Note shall bear interest at a rate (including, without limitation, for purposes of calculating the Overdue Rate) that is 100 basis points higher than the rate specified in the Existing Note, which interest shall be payable as provided in the Existing Note and the Existing Note Agreement as amended by the Note Override Agreement.

        Except as expressly provided herein, this Note is not modified or amended in any respect and remains in full force and effect.

CROWN PACIFIC LIMITED PARTNERSHIP
By:	CROWN PACIFIC MANAGEMENT LIMITED PARTNERSHIP, its General Partner
	By:	HS Corp. of Oregon, its General Partner
By:
Name: Title:

E-1

QuickLinks

  EXHIBIT 10.4
NOTE PURCHASE OVERRIDE AGREEMENT
RECITALS
ARTICLE I DEFINITIONS
ARTICLE II PAYMENTS DURING RESTRUCTURING PERIOD
ARTICLE III CONDITIONS TO EFFECTIVENESS
ARTICLE IV REPRESENTATIONS AND WARRANTIES
ARTICLE V OTHER MODIFIED PROVISIONS
ARTICLE VI MISCELLANEOUS
  Schedule 1 to Note Purchase Override Agreement
  Exhibit C to Note Purchase Override Agreement
CROWN PACIFIC LIMITED PARTNERSHIP CLOSING CERTIFICATE
  Schedule I to Closing Certificate of Crown Pacific Limited Partnership
Holders of Senior Notes of Crown Pacific Limited Partnership
  Annex A to Closing Certificate of Crown Pacific Limited Parnership
  Annex B to Closing Certificate of Crown Pacific Limited Parnership
CROWN PACIFIC MANAGEMENT LIMITED PARTNERSHIP CLOSING CERTIFICATE
  Schedule I to Closing Certificate of Crown Pacific Management Limited Partnership
Holders of Senior Notes of Crown Pacific Limited Partnership
  Annex A to Closing Certificate of Crown Pacific Management Limited Partnership
  Annex D to Closing Certificate of Crown Pacific Limited Partnership
SCHEDULE OF FUNDED DEBT, CURRENT DEBT AND CAPITALIZED LEASES (1)
  Annex E to Closing Certificate of Crown Pacific Limited Partnership
  Annex F to Closing Certificate of Crown Pacific Limited Partnership
ENVIRONMENTAL REPORTS
  Exhibit D to Note Purchase Override Agreement
CROWN PACIFIC LIMITED PARTNERSHIP Officer's Certificate April 19, 2002
  Schedule A to Officer's Certificate of Crown Pacific Limited Partnership
CROWN PACIFIC PARTNERS LP DISTRIBUTION OF INLAND SOUTH TREE FARM SALE PROCEEDS (actual $'s)
CROWN PACIFIC PARTNERS LP AGGREGATE DEBT PAYDOWN ANALYSIS FOR INLAND TREE FARM SOUTH SALE (actual $'s)
  Exhibit E to Note Purchase Override Agreement
ALLONGE to % Senior Note, Series , due , of Crown Pacific Limited Partnership